UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07083

Name of Fund: BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Arizona Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions — or lack of action — from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant downturns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month

US large cap equities	6.25%	9.13%
(S&P 500® Index)

US small cap equities	(0.03)	0.19
(Russell 2000® Index)

International equities	(1.15)	(11.45)
(MSCI Europe, Australasia,
Far East Index)

Emerging market	(4.83)	(13.93)
equities (MSCI Emerging
Markets Index)

3-month Treasury bill	0.05	0.07
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)

US Treasury securities	4.31	15.58
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.88	7.25
bonds (Barclays US
Aggregate Bond Index)

Tax-exempt municipal	3.22	10.70
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.05	8.00
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2012

One year ago, the municipal bond market was rebounding from a prolonged weak period stemming from events in the fourth quarter of 2010. Municipals had suffered severe losses in late 2010 amid a steepening US Treasury yield curve, political uncertainty and a flood of inflated headlines about municipal finance troubles. A significant supply-demand imbalance had developed by the end of the year, leading to wider quality spreads and higher yields for municipal bonds heading into 2011.

Having lost confidence in municipals, retail investors retreated from the market, resulting in municipal mutual fund outflows totaling $35.1 billion from the middle of November 2010 until the trend finally broke in June 2011. However, weak demand in the first half of 2011 was counterbalanced by lower supply. According to Thomson Reuters, total new issuance was down 32% in 2011 as compared to the prior year.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Strong demand carried over into 2012 as investors continued to search for yield in a low-rate environment. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher as investors were drawn to the asset class for its relatively low volatility in addition to the income and capital preservation it offers. The S&P Municipal Bond Index has gained 5.75% year-to-date.

Overall, the municipal yield curve flattened during the period from July 29, 2011 to July 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 151 basis points (“bps”) to 2.84% on AAA-rated 30-year municipal bonds and by 101 bps to 1.66% on 10-year bonds, while yields on 5-year issues fell 51 bps to 0.65%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 140 bps, and in the 2- to 10-year range, the spread tightened by 90 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over a year and a half since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Through the first half of 2012, approximately $1.07 billion in par value of municipal bonds have entered into debt service default for the first time. This represents only 0.540% of total issuance for that period and 0.029% of total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide shareholders with high current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 28.00% based on market price and 15.73% based on net asset value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 25.86% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as interest rates declined over the period. The Fund’s holdings were concentrated on the long end of the yield curve (within the Fund’s intermediate duration investment mandate), which benefited performance as the curve flattened and long-term interest rates declined more than rates on shorter-dated securities. Also having a positive impact were the Fund’s heavy exposures to transportation, health and education, which were among the better performing sectors for the period. The Fund’s lower quality holdings also enhanced results as credit spreads narrowed during the period. Conversely, the Fund’s most significant credit exposure was in the tax-backed sector, which was one of the weaker performing sectors for the period. The strongest performing sector during the period was tobacco, to which the Fund held limited exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2012 ($15.80)[1]	4.75%
Tax Equivalent Yield [2]	7.31%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of July 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.80	$12.98	21.73%	$15.81	$12.87
Net Asset Value	$15.97	$14.51	10.06%	$16.02	$14.51

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
Transportation	17%	16%
County/City/Special District/School District	17	15
State	14	11
Health	14	14
Utilities	13	10
Education	10	11
Housing	7	11
Corporate	7	11
Tobacco	1	1

Credit Quality Allocations5

	7/31/12	7/31/11
AAA/Aaa	6%	5%
AA/Aa	48	41
A	29	25
BBB/Baa	9	18
BB/Ba	2	6
B	1	—
CCC/Caa	—	2
Not Rated[6]	5	3

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.
[6]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $1,922,828, representing 2%, and $2,875,100, representing 3%, respectively, of the Fund’s long-term investments.
ANNUAL REPORT	JULY 31, 2012	5

Fund Summary as of July 31, 2012	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 29.05% based on market price and 19.86% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 26.92% based on market price and 16.67% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period. The Fund’s strategy for hedging interest rate risk was a modest detractor from performance as the Fund held a short position in US Treasury futures while rates generally declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE Amex	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2012 ($15.61)[1]	5.34%
Tax Equivalent Yield [2]	8.22%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of July 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$15.61	$12.83	21.67%	$16.25	$12.19
Net Asset Value	$15.12	$13.38	13.00%	$15.17	$13.38

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	27%	34%
State	21	19
Utilities	19	15
Health	12	11
Education	9	10
Corporate	6	3
Transportation	4	5
Housing	2	3

Credit Quality Allocations5

	7/31/12	7/31/11
AAA/Aaa	14%	17%
AA/Aa	42	44
A	30	25
BBB/Baa	11	9
BB/Ba	—	1
B	—[6]	1
Not Rated[7]	3	3

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	Includes a less than 1% investment.
[7]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012 and July 31, 2011, the market value of these securities was $1,172,270, representing 1%, and $2,615,595, representing 3%, respectively, of the Fund’s long-term investments.
6	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 38.46% based on market price and 25.45% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 30.47% based on market price and 21.65% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (sensitivity to interest rate movements) had a positive impact on performance as interest rates generally declined amid the investor flight-to-quality in the US Treasury market. Leverage achieved through the use of tender option bonds while the municipal yield curve was historically steep boosted returns. The Fund’s holdings of higher quality essential service revenue bonds contributed positively, as did holdings of select general obligation bonds and school district credits with stronger underlying fundamentals. Investments in the health, education, transportation and utilities sectors were particularly strong contributors. Additionally, purchases of zero-coupon bonds deemed undervalued added to the Fund’s total return. The Fund used US Treasury financial futures contracts to hedge against rising interest rates. These positions had a modestly negative impact on returns as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2012 ($17.31)[1]	5.48%
Tax Equivalent Yield[2]	8.43%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of July 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$17.31	$13.29	30.25%	$17.52	$13.07
Net Asset Value	$16.97	$14.38	18.01%	$17.02	$14.38

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	41%	43%
Utilities	18	24
Health	14	10
Education	12	7
State	8	4
Transportation	6	5
Housing	1	1
Corporate	—[5]	6

[5]	Includes a less than 1% investment.

Credit Quality Allocations6

	7/31/12	7/31/11
AAA/Aaa	7%	7%
AA/Aa	69	66
A	23	18
BBB/Baa	1	9

[6]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	JULY 31, 2012	7

Fund Summary as of July 31, 2012	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 34.44% based on market price and 26.55% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 29.37% based on market price and 20.77% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the municipal curve. The Fund’s longer-dated holdings in the health, transportation and utilities sectors experienced the best price appreciation. The Fund used US Treasury financial futures contracts as a means of hedging interest rate risk. These positions had a slight negative impact on results as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2012 ($16.52)[1]	5.74%
Tax Equivalent Yield[2]	8.83%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of July 31, 2012[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$16.52	$13.08	26.30%	$16.80	$12.48
Net Asset Value	$16.30	$13.71	18.89%	$16.35	$13.71

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
County/City/Special District/School District	20%	25%
Transportation	20	22
Health	17	17
Utilities	16	16
State	11	5
Education	9	7
Housing	3	4
Corporate	3	3
Tobacco	1	1

Credit Quality Allocations5

	7/31/12	7/31/11
AAA/Aaa	14%	10%
AA/Aa	60	56
A	19	25
BBB/Baa	6	7
Not Rated	1	2[6]

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $5,683,625, representing 2% of the Fund’s long-term investments.
8	ANNUAL REPORT	JULY 31, 2012

Fund Summary as of July 31, 2012	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2012, the Fund returned 33.59% based on market price and 20.72% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 30.62% based on market price and 18.72% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the municipal curve. The Fund’s longer-dated holdings in the health, corporate-backed and utilities sectors experienced the best price appreciation. The Fund used US Treasury financial futures contracts as a means of hedging interest rate risk. These positions had a slight negative impact on results as interest rates declined over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1,1992
Yield on Closing Market Price as of July 31, 2012 ($17.07)[1]	5.20%
Tax Equivalent Yield[2]	8.00%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/12	7/31/11	Change	High	Low
Market Price	$17.07	$13.53	26.16%	$17.07	$13.23
Net Asset Value	$16.92	$14.84	14.02%	$16.98	$14.84

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/12	7/31/11
State	35%	24%
Transportation	16	20
Education	14	14
County/City/Special District/School District	10	12
Health	9	11
Utilities	7	3
Housing	6	11
Corporate	3	4
Tobacco	—	1

Credit Quality Allocations5

	7/31/12	7/31/11
AAA/Aaa	5%	10%
AA/Aa	39	38
A	48	40
BBB/Baa	7	12
Not Rated	1[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2012, the market value of these securities was $3,600,470, representing 1% of the Fund’s long-term investments.
ANNUAL REPORT	JULY 31, 2012	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, and as applicable AMPS, are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g. Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 50% of its total managed assets and 45% for Funds with VRDP Shares. As of July 31, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Economic
Leverage
MNE	35%
MZA	37%
MYC	38%
MYF	40%
MYJ	35%

10	ANNUAL REPORT	JULY 31, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	11

Schedule of Investments July 31, 2012	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York — 124.4%
Corporate — 11.0%
Essex County Industrial Development Agency,
Refunding RB, International Paper, Series A, AMT,
5.20%, 12/01/23	$ 1,000	$1,032,410
Jefferson County Industrial Development Agency New York,
Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	500	521,405
New York City Industrial Development Agency, RB, AMT:
British Airways Plc Project, 7.63%, 12/01/32	1,000	1,027,790
Continental Airlines, Inc. Project, 8.38%, 11/01/16	1,000	1,010,240
New York City Industrial Development Agency, Refunding
RB, Terminal One Group Association Project, AMT (a):
5.50%, 1/01/18	1,000	1,097,640
5.50%, 1/01/24	1,000	1,056,910
New York State Energy Research & Development Authority,
Refunding RB:
Brooklyn Union Gas/Keyspan, Series A, AMT (FGIC),
4.70%, 2/01/24	500	529,115
Rochester Gas & Electric Corp., Series C (NPFGC),
5.00%, 8/01/32 (a)	1,000	1,104,270
		7,379,780
County/City/Special District/School District — 19.0%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp., Series A
(AGM), 4.00%, 10/01/24	1,000	1,078,690
City of New York New York, GO:
Refunding, Series A, 5.00%, 8/01/24	250	287,300
Refunding, Series E, 5.00%, 8/01/27	600	705,588
Sub-Series G-1, 5.00%, 4/01/28	850	1,020,935
Sub-Series I-1, 5.13%, 4/01/25	750	892,125
Hudson New York Yards Infrastructure Corp., RB, Series A,
5.75%, 2/15/47	1,000	1,172,070
New York City Industrial Development Agency, RB, Queens
Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/31	1,500	1,532,085
New York City Industrial Development Agency,
Refunding RB, Terminal One Group Association Project,
AMT, 5.50%, 1/01/21 (a)	250	268,715
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (FGIC), 5.00%, 7/15/24	500	565,640
Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	687,706
Series S-1, 4.00%, 7/15/42	500	507,800
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	120	125,730
New York Liberty Development Corp., Refunding RB:
5.00%, 11/15/31	1,000	1,145,340
Second Priority, Bank of America Tower at One Bryant
Park Project, 5.63%, 7/15/47	1,000	1,120,950

	Par
Municipal Bonds	(000)	Value

New York (continued)
County/City/Special District/School District (concluded)
United Nations Development Corp. New York,
Refunding RB, Series A, 4.25%, 7/01/24	$ 1,500	$1,652,235
		12,762,909
Education — 15.4%
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
Series A, 5.00%, 3/01/21	1,000	1,147,800
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM),
4.00%, 11/01/18	880	977,161
Convent of the Sacred Heart (AGM),
5.00%, 11/01/21	120	140,845
Fordham University, Series A, 5.25%, 7/01/25	500	599,550
Haverstraw King’s Daughters Public Library,
5.00%, 7/01/26	1,015	1,196,675
Mount Sinai School of Medicine, 5.50%, 7/01/25	1,000	1,158,470
Mount Sinai School of Medicine, Series A (NPFGC),
5.15%, 7/01/24	570	669,043
New York State Dormitory Authority, Refunding RB, NYU,
Series A, 5.00%, 7/01/37	600	700,014
Schenectady County Capital Resource Corp, Refunding RB
Union College:
5.00%, 7/01/32	940	1,094,066
4.25%, 7/01/33	845	900,610
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, 5.00%, 7/01/26	1,000	1,128,160
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology Project,
5.25%, 3/01/21	600	634,098
		10,346,492
Health — 20.9%
Dutchess County Industrial Development Agency, RB,
Vassar Brothers Medical Center (AGC),
5.00%, 4/01/21	215	253,919
Dutchess County Local Development Corp., Refunding RB,
Health Quest System, Inc., Series A (AGM),
5.25%, 7/01/25	1,000	1,151,400
Erie County Industrial Development Agency, RB, Episcopal
Church Home, Series A, 5.88%, 2/01/18	725	726,153
Genesee County Industrial Development Agency New York,
Refunding RB, United Memorial Medical Center Project,
4.75%, 12/01/14	215	215,813
New York City Industrial Development Agency, RB, PSCH,
Inc. Project, 6.20%, 7/01/20	1,415	1,420,830
New York State Dormitory Authority, RB:
New York State Association for Retarded Children,
Inc., Series A, 5.30%, 7/01/23	450	517,234

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty

COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
Freddie Mac	Federal Home Loan Mortgage Corporation
Ginnie Mae	Government National Mortgage Association
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board

IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LRB	Lease Revenue Bonds
MBIA	MBIA Insurance Corp.
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
Radian	Radian Financial Guaranty
RB	Revenue Bonds
SONYMA	State of New York Mortgage Agency
S/F	Single-Family
Syncora	Syncora Guarantee

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value

New York (continued)
Health (concluded)
New York State Dormitory Authority, RB: (concluded)
North Shore-Long Island Jewish Health System,
Series A, 5.25%, 5/01/25	$ 780	$810,124
North Shore-Long Island Jewish Health System,
Series D, 5.00%, 5/01/39	160	174,422
NYU Hospitals Center, Series A, 5.00%, 7/01/22	1,000	1,145,670
NYU Hospitals Center, Series B, 5.25%, 7/01/24	405	444,415
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	250	271,045
North Shore-Long Island Jewish Health System,
Series A, 5.00%, 5/01/32	500	559,680
North Shore-Long Island Jewish Health System,
Series E, 5.00%, 5/01/22	650	746,590
Teachers College, Series A, 5.00%, 7/01/31	375	437,160
Saratoga County Industrial Development Agency New York,
Refunding RB, The Saratoga Hospital Project, Series A
(Radian), 4.38%, 12/01/13	365	378,666
Suffolk County Industrial Development Agency New York,
Refunding RB, Jeffersons Ferry Project,
4.63%,11/01/16	800	854,776
Westchester County Healthcare Corp. New York,
Refunding RB, Senior Lien:
5.00%, 11/01/30	250	275,247
Series B, 6.00%, 11/01/30	240	285,499
Westchester County Industrial Development Agency
New York, RB:
Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	1,006,270
Special Needs Facilities Pooled Program, Series D-1,
6.80%, 7/01/19	515	523,868
Westchester County New York Health Care Corp.,
Refunding RB, Senior Lien, Series A, 5.00%, 11/01/24	910	1,027,536
Yonkers Industrial Development Agency New York, RB,
Sacred Heart Associations Project, Series A, AMT
(SONYMA), 4.80%, 10/01/26	750	794,925
		14,021,242
Housing — 8.8%
New York City Housing Development Corp., RB,
Series H-2-A, AMT, 5.00%, 11/01/30	780	813,197
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 130, 4.75%, 10/01/30	2,500	2,553,825
Series 133, 4.95%, 10/01/21	395	413,292
Series 143, 4.85%, 10/01/27	500	519,675
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac),
4.50%, 5/01/25	1,500	1,631,010
		5,930,999
State — 18.1%
Buffalo & Erie County Industrial Land Development Corp.,
RB, Buffalo State College Foundation Housing,
6.00%, 10/01/31	1,000	1,220,580
Metropolitan Transportation Authority, Refunding RB,
Series D, 4.00%, 11/15/32 (b)	1,000	1,031,490
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/30	1,290	1,400,850
New York State Dormitory Authority, LRB, Municipal Health
Facilities, Sub- Series 2-4, 5.00%, 1/15/27	600	667,632
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 3/15/31	500	564,770
School Districts Financing Program, Series C,
5.00%, 10/01/26	2,360	2,832,024
New York State Dormitory Authority, Refunding RB:
Department of Health, Series A (CIFG),
5.00%, 7/01/25	1,500	1,646,100
Saint John’s University, Series A, 5.00%, 7/01/27 (b)	220	260,187

Municipal Bonds	Par (000)	Value

New York (concluded)
State (concluded)
New York State Thruway Authority, Refunding RB,
Series A-1, 5.00%, 4/01/22	$1,000	$1,195,160
New York State Urban Development Corp., RB, State
Personal Income Tax:
Series A, 3.50%, 3/15/28	750	792,307
State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/24	485	522,141
		12,133,241
Tobacco — 1.5%
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed Series B-1C, 5.50%, 6/01/22	1,000	1,042,220
Transportation — 16.5%
Metropolitan Transportation Authority, RB:
Series A (NPFGC), 5.00%, 11/15/24	2,000	2,302,620
Series B (NPFGC), 5.25%, 11/15/19	860	1,055,478
Series E, 5.00%, 11/15/42	85	95,541
Sub-Series B-1, 5.00%, 11/15/24	460	566,573
Sub-Series B-4, 5.00%, 11/15/24	300	369,504
Transportation, Series A, 5.00%, 11/15/27	1,000	1,168,110
Metropolitan Transportation Authority, Refunding RB,
Series B, 5.25%, 11/15/25	750	894,660
New York State Thruway Authority, RB, Series I,
5.00%, 1/01/37	370	418,947
Port Authority of New York & New Jersey, RB:
Consolidated 152nd, Series, AMT, 5.00%, 11/01/24	1,000	1,120,450
JFK International Air Terminal, 5.00%, 12/01/20	1,000	1,107,180
Port Authority of New York & New Jersey, Refunding RB,
AMT:
152nd Series, 5.00%, 11/01/23	500	568,895
Consolidated, 138th Series, 4.75%, 12/01/30	205	214,551
Triborough Bridge & Tunnel Authority, RB, Series A,
5.00%, 1/01/27	1,000	1,199,300
		11,081,809
Utilities — 13.2%
Long Island Power Authority, RB, General, Series A,
5.00%, 5/01/36	250	280,243
Long Island Power Authority, Refunding RB:
Series A, 5.50%, 4/01/24	875	1,054,917
Series D (NPFGC), 5.00%, 9/01/25	2,000	2,244,300
New York City Municipal Water Finance Authority,
Refunding RB:
Series DD, 5.00%, 6/15/32	500	574,040
Series EE, 5.00%, 6/15/34	3,000	3,509,280
New York State Environmental Facilities Corp.,
Refunding RB, NYC Municipal Water, 5.00%, 6/15/31	1,000	1,189,910
		8,852,690
Total Municipal Bonds in New York		83,551,382

Puerto Rico — 8.8%
Housing — 2.6%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	1,570	1,740,235
State — 0.8%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M -3 (NPFGC),
6.00%, 7/01/28	500	564,270
Transportation — 5.4%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (AGM), 6.25%, 7/01/21	3,000	3,621,510
Total Municipal Bonds in Puerto Rico		5,926,015

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	13

Schedule of Investments (concluded)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

US Virgin Islands — 1.6%
State — 1.6%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/24	$ 1,000	$1,054,790
Total Municipal Bonds in the US Virgin Islands		1,054,790
Total Municipal Bonds — 134.8%		90,532,187

Municipal Bonds Transferred to
Tender Option Bond Trusts (c)

New York — 18.6%
County/City/Special District/School District — 6.9%
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	750	920,760
Sub-Series I-1, 5.50%, 4/01/21	1,499	1,888,018
New York State Urban Development Corp., Refunding RB,
Service Contract, Series B, 5.00%, 1/01/21	1,499	1,790,773
		4,599,551
Transportation — 4.9%
Port Authority of New York & New Jersey, RB,
Consolidated, Series 169, AMT:
5.00%, 10/15/21	2,000	2,434,700
5.00%, 10/15/26	750	873,780
		3,308,480
Utilities — 6.8%
New York City Municipal Water Finance Authority,
Refunding RB:
Second General Resolution, Series HH,
5.00%, 6/15/32	1,560	1,819,912
Series A, 4.75%, 6/15/30	1,500	1,680,930
Suffolk County Water Authority, Refunding RB,
3.00%, 6/01/25	1,006	1,048,869
		4,549,711
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 18.6%		12,457,742
Total Long-Term Investments
(Cost — $94,287,272) — 153.4%		102,989,929

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (d)(e)	480,082	480,082
Total Short-Term Securities
(Cost — $480,082) — 0.7%		480,082
Total Investments (Cost — $94,767,354) — 154.1%		103,470,011
Liabilities in Excess of Other Assets — (0.8)%		(500,272)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (9.2)%		(6,210,979)
VRDP Shares, at Liquidation Value — (44.1)%		(29,600,000)
Net Assets Applicable to Common Shares — 100.0%		$67,158,760

(a)	Variable rate security. Rate shown is as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
First Southwest Co.	$1,031,490	$24,850
Morgan Stanley & Co.	$ 260,187	$ 2,768

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New York Municipal
Money Fund	760,684	(280,602)	480,082	$4

(e)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$102,989,929	—	$102,989,929
Short-Term
Securities	$480,082	—	—	480,082
Total	$480,082	$102,989,929	—	$103,470,011

[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust
certificates	—	$ (6,208,399)	—	$ (6,208,399)
VRDP Shares	—	(29,600,000)	—	(29,600,000)
Total	—	$(35,808,399)	—	$ (35,808,399)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 132.5%
Corporate — 9.3%
Maricopa County Pollution Control Corp., Refunding RB,
Southern California Edison Co., Series A,
5.00%, 6/01/35	$ 4,350	$4,812,318
Pima County IDA, Tucson Electric
Power, RB, Series A, 5.25%, 10/01/40	1,000	1,062,160
Pima County IDA, Tucson Electric
Power, Refunding IDRB, 5.75%, 9/01/29	500	531,715
		6,406,193
County/City/Special District/School District — 41.8%
City of Glendale Arizona, RB (NPFGC), 5.00%, 7/01/25	1,000	1,142,460
City of Tucson Arizona, COP (AGC), 5.00%, 7/01/29	1,000	1,124,060
County of Pinal Arizona, COP:
5.00%, 12/01/26	1,250	1,318,087
5.00%, 12/01/29	1,250	1,310,200
Gilbert Public Facilities Municipal Property Corp. Arizona,
RB, 5.50%, 7/01/27	2,000	2,319,640
Gladden Farms Community Facilities District, GO,
5.50%, 7/15/31	750	770,048
Greater Arizona Development Authority, RB, Santa Cruz
County Jail, Series 2, 5.25%, 8/01/31	1,155	1,262,230
Marana Municipal Property Corp., RB, Series A,
5.00%, 7/01/28	2,500	2,739,350
Maricopa County Community College District Arizona, GO,
Series C, 3.00%, 7/01/22	1,000	1,057,980
Maricopa County Public Finance Corp., RB, Series A
(AMBAC), 5.00%, 7/01/24	1,000	1,130,890
Maricopa County Unified School District No. 89-Dysart
Arizona, GO, School Improvement Project of 2006,
Series C, 6.00%, 7/01/28	1,000	1,167,400
Mohave County Unified School District No. 20 Kingman,
GO, School Improvement Project of 2006,
Series C (AGC), 5.00%, 7/01/26	1,000	1,207,120
Phoenix Civic Improvement Corp., RB, Subordinate, Civic
Plaza Expansion Project, Series A (NPFGC),
5.00%, 7/01/35	3,325	3,615,073
Phoenix Mesa Airport Authority, RB, Mesa Project, AMT,
5.00%, 7/01/38	3,600	3,774,888
Scottsdale Municipal Property Corp. Arizona, RB, Water &
Sewer Development Project, Series A, 5.00%, 7/01/24	1,500	1,768,230
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	1,275	1,278,672
5.75%, 7/15/24	750	799,800
Yuma County Library District, GO (Syncora),
5.00%, 7/01/26	1,000	1,097,720
		28,883,848
Education — 14.6%
Arizona Board of Regents, Refunding, COP, University of
Arizona, Series C, 5.00%, 6/01/31	2,000	2,272,640
Arizona State University, RB, Series 2008-C:
6.00%, 7/01/25	970	1,164,485
6.00%, 7/01/26	745	891,415
6.00%, 7/01/27	425	506,587
6.00%, 7/01/28	400	475,336
Maricopa County IDA Arizona, RB, Arizona Charter Schools
Project, Series A, 6.63%, 7/01/20	700	567,833
Phoenix IDA Arizona, Education Revenue, RB, Great Hearts
Academies Project, 6.30%, 7/01/42	500	532,795
Pima County IDA, RB, Arizona Charter Schools Project:
Series A, 6.75%, 7/01/21	395	396,742
Series C, 6.70%, 7/01/21	700	702,800
Series C, 6.75%, 7/01/31	980	982,675
Pima County IDA, Refunding RB, Arizona Charter Schools
Project, Series O, 5.00%, 7/01/26	995	909,858

Municipal Bonds	Par (000)	Value

Arizona (continued)
Education (concluded)
University of Arizona, COP, University of Arizona Projects,
Series B (AMBAC), 5.00%, 6/01/28 (a)	$ 650	$675,740
		10,078,906
Health — 19.2%
Arizona Health Facilities Authority, RB, Catholic Healthcare
West, Series B-2, 5.00%, 3/01/41	500	541,675
Arizona Health Facilities Authority, Refunding RB, Banner
Health, Series D:
6.00%, 1/01/30	1,500	1,529,235
5.50%, 1/01/38	2,300	2,559,900
Maricopa County IDA, RB, Catholic Healthcare West,
Series A, 6.00%, 7/01/39	170	195,004
Maricopa County IDA Arizona, Refunding RB:
Catholic Healthcare West, Series A, 5.50%, 7/01/26	1,850	1,939,891
Samaritan Health Services, Series A (NPFGC),
7.00%, 12/01/16 (b)	1,000	1,172,270
Tempe IDA, Refunding RB, Friendship Village of Tempe,
Series A, 6.25%, 12/01/42	500	538,200
University Medical Center Corp. Arizona, RB,
6.50%, 7/01/39	500	579,440
University Medical Center Corp. Arizona, Refunding RB,
6.00%, 7/01/39	1,000	1,141,470
Yavapai County IDA Arizona, RB, Yavapai Regional Medical
Center, Series A, 6.00%, 8/01/33	1,800	1,880,712
Yavapai County IDA Arizona, Refunding RB, Northern
Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,181,750
		13,259,547
Housing — 2.2%
Maricopa County & Phoenix IDA, Refunding RB, AMT
(Ginnie Mae), S/F:
Series A-1, 5.75%, 5/01/40	175	189,250
Series A-2, 5.80%, 7/01/40	205	211,228
Maricopa County IDA Arizona, RB, Series 3-B, AMT (Ginnie
Mae), 5.25%, 8/01/38	368	392,984
Phoenix & Pima County IDA, RB, Series 1A, AMT (Ginnie
Mae), 5.65%, 7/01/39	141	149,556
Phoenix & Pima County IDA, Refunding RB,
Series 2007-1, AMT (Ginnie Mae), 5.25%, 8/01/38	211	220,759
Phoenix IDA Arizona, Refunding RB, Series 2007-2, AMT
(Ginnie Mae), 5.50%, 8/01/38	321	339,387
		1,503,164
State — 23.6%
Arizona School Facilities Board, COP:
5.13%, 9/01/21	1,000	1,144,050
5.75%, 9/01/22	2,000	2,347,040
Arizona Sports & Tourism Authority, Refunding RB,
Multipurpose Stadium Facility Project, Series A,
5.00%, 7/01/36	3,000	3,297,660
Arizona State Transportation Board, RB, Series B,
5.00%, 7/01/30	4,000	4,544,400
Greater Arizona Development Authority, RB, Series B
(NPFGC):
5.00%, 8/01/30	1,600	1,735,200
5.00%, 8/01/35	1,000	1,080,190
State of Arizona, RB, Series A (AGM), 5.00%, 7/01/29	1,930	2,187,655
		16,336,195
Transportation — 6.4%
Phoenix Civic Improvement Corp., Refunding RB, Junior
Lien, Series A, 5.00%, 7/01/40	1,000	1,102,910

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	15

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona (concluded)
Transportation (concluded)
Phoenix Civic Improvement Corp., RB, Senior Lien:
Series A, 5.00%, 7/01/33	$ 1,000	$1,094,610
Series B, AMT (NPFGC), 5.75%, 7/01/17	1,000	1,003,390
Series B, AMT (NPFGC), 5.25%, 7/01/27	450	450,666
Series B, AMT (NPFGC), 5.25%, 7/01/32	755	755,899
		4,407,475
Utilities — 15.4%
Gilbert Water Resource Municipal Property Corp., RB,
Subordinate Lien (NPFGC), 5.00%, 10/01/29	900	977,886
Phoenix Civic Improvement Corp., Refunding RB, Senior
Lien, 5.50%, 7/01/22	2,000	2,434,840
Pima County Arizona, RB, Series B, 5.00%, 7/01/26	1,000	1,171,220
Pinal County Electric District No. 3, RB,
Refunding, 5.25%, 7/01/36	2,500	2,773,900
Pinal County IDA Arizona, RB, San Manuel Facility Project,
AMT, 6.25%, 6/01/26	500	499,535
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/24	1,000	1,178,000
Salt River Project Agricultural Improvement & Power
District, Refunding RB, Series A, 5.00%, 1/01/35	1,500	1,646,835
		10,682,216
Total Municipal Bonds in Arizona		91,557,544

Guam — 1.5%
State — 1.5%
Government of Guam Business Privilege Tax Revenue, RB,
Series A, 5.13%, 1/01/42	800	887,912
Territory of Guam, RB, Series B-1, 5.00%, 1/01/37	145	159,990
Total Municipal Bonds in Guam		1,047,902

Puerto Rico — 10.8%
State — 7.5%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	700	789,978
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,500	1,776,945
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.55%, 8/01/41 (c)	9,530	1,947,551
First Sub, Series C, 6.00%, 8/01/39	600	688,098
		5,202,572
Transportation — 0.1%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series AA (NPFGC), 5.50%, 7/01/18	50	57,034
Utilities — 3.2%
Puerto Rico Electric Power Authority, RB, Series WW:
5.38%, 7/01/24	1,000	1,119,510
5.50%, 7/01/38	1,000	1,062,060
		2,181,570
Total Municipal Bonds in Puerto Rico		7,441,176
Total Municipal Bonds — 144.8%		100,046,622

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Arizona — 11.1%
Utilities — 11.1%
City of Mesa Arizona, RB, 5.00%, 7/01/35	$ 3,000	$3,428,460
Phoenix Arizona Civic Improvement Corp., RB,
5.00%, 7/01/34	3,000	3,487,980
Salt River Project Agricultural Improvement & Power
District, RB, 5.00%, 1/01/38	660	733,544
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.1%		7,649,984
Total Long-Term Investments
(Cost — $98,971,153) — 155.9%		107,696,606

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	1,351,621	1,351,621
Total Short-Term Securities
(Cost — $1,351,621) — 2.0%		1,351,621
Total Investments (Cost — $100,322,774) — 157.9%		109,048,227
Other Assets Less Liabilities — 0.9%		653,181
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (4.8)%		(3,330,448)
VRDP Shares, at Liquidation Value — (54.0)%		(37,300,000)
Net Assets Applicable to Common Shares — 100.0%		$69,070,960

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security is collateralized by Municipal or US Treasury obligations.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF Arizona Municipal
Money Fund	2,960,530	(2,960,530)	—	—
FFI Institutional
Tax-Exempt Fund	—	1,351,621	1,351,621	—

(f)	Represents the current yield as of report date.
•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Arizona Fund, Inc. (MZA)
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$107,696,606	—	$ 107,696,606
Short-Term
Securities	$1,351,621	—	—	1,351,621
Total	$1,351,621	$107,696,606	—	$ 109,048,227
[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust
certificates	—	$ (3,330,000)	—	$ (3,330,000)
VRDP Shares	—	(37,300,000)	—	(37,300,000)
Total	—	$ (40,630,000)	—	$ (40,630,000)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	17

Schedule of Investments July 31, 2012	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 92.1%
Corporate — 0.3%
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	$ 975	$1,150,939
County/City/Special District/School District — 35.3%
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.63%, 11/01/34	5,525	6,812,877
Campbell Union High School District, GO, Election of
2006, Series C, 5.75%, 8/01/40	4,000	4,780,360
City of Los Angeles California, COP, Senior, Sonnenblick
Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,007,700
City of San Jose California, RB, Convention Center
Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,771,241
6.50%, 5/01/42	1,860	2,165,505
Contra Costa Community College District, GO,
Election 2002 (AGM), 5.00%, 8/01/30	10,215	10,911,152
Desert Community College District, GO, CAB, Election
of 2004, Series C (AGM), 5.48%, 8/01/46 (a)	5,000	794,550
El Monte Union High School District California, GO,
Election of 2002, Series C (AGM), 5.25%, 6/01/32	9,620	10,874,448
Grossmont Healthcare District, GO, Election of 2006,
Series B, 6.13%, 7/15/40	2,000	2,454,460
Los Angeles Community College District California, GO,
Election of 2008, Series C, 5.25%, 8/01/39	7,005	8,167,410
Los Angeles Municipal Improvement Corp., RB, Real
Property, Series E:
5.75%, 9/01/34	1,175	1,341,921
6.00%, 9/01/34	2,380	2,760,062
Los Rios Community College District, Election of 2002,
GO, Series D, 5.38%, 8/01/34	4,125	4,722,630
Oak Grove School District California, GO, Election of 2008,
Series A, 5.50%, 8/01/33	4,000	4,679,440
Ohlone Community College District, GO, Election of 2010,
Series A, 5.25%, 8/01/41	7,135	8,252,840
Orange County Sanitation District, COP (NPFGC),
5.00%, 2/01/33 (b)	9,350	9,793,003
Pico Rivera Public Financing Authority, RB,
5.75%, 9/01/39	6,025	6,796,260
San Diego Regional Building Authority California, RB,
County Operations Center & Annex, Series A,
5.38%, 2/01/36	5,100	5,749,536
Santa Ana Unified School District, GO, Election of 2008,
Series A, 5.13%, 8/01/33	6,020	6,654,990
Santa Clara County Financing Authority, Refunding LRB,
Series L, 5.25%, 5/15/36	15,970	17,784,990
Westminster Redevelopment Agency California, Tax
Allocation Bonds, Subordinate, Commercial
Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	1,250	1,518,950
William S. Hart Union High School District, GO, CAB (a):
Refunding, Series B (AGM), 4.99%, 8/01/34	10,850	3,668,711
Series B (AGM), 5.02%, 8/01/35	9,700	3,101,187
		127,564,223
Education — 4.7%
California Educational Facilities Authority, RB, University
Southern California, Series B, 5.00%, 10/01/38	3,000	3,483,780
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,950,100
San Francisco University, 6.13%, 10/01/36	1,430	1,750,020
California Municipal Finance Authority, RB, Emerson
College, 6.00%, 1/01/42	2,500	2,949,250
University of California, Refunding RB Limited Project,
Series G, 5.00%, 5/15/37 (c)	5,155	5,957,427
		17,090,577

Municipal Bonds	Par (000)	Value

California — (continued)
Health — 18.7%
ABAG Finance Authority for Nonprofit Corps,
Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	$ 2,000	$2,132,100
Series A, 6.00%, 8/01/30	2,270	2,795,596
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	5,000	5,531,900
Stanford Hospital and Clinics, Series A, 5.00%,
8/15/51	4,875	5,346,607
Sutter Health, Series B, 6.00%, 8/15/42	7,530	9,043,530
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	10,000	11,799,400
Providence Health, 6.50%, 10/01/38	3,625	4,322,994
St. Joseph Health System, Series A, 5.50%, 7/01/29	2,100	2,452,800
California Statewide Communities Development
Authority, RB:
Health Facility, Memorial Health Services, Series A,
6.00%, 10/01/23 (b)	3,270	3,396,745
Kaiser Permanente, Series A, 5.00%, 4/01/42	10,000	10,945,800
Sutter Health, Series A, 6.00%, 8/15/42	7,995	9,601,995
		67,369,467
Housing — 1.0%
California Rural Home Mortgage Finance Authority,
RB, AMT:
Mortgage-Backed Securities Program, Series B
(Ginnie Mae), 6.15%, 6/01/20	5	5,056
Sub-Series FH-1, 5.50%, 8/01/47	265	128,316
Santa Clara County Housing Authority California, RB,
John Burns Gardens Apartments Project, Series A, AMT,
6.00%, 8/01/41	3,500	3,517,430
		3,650,802
State — 13.5%
California State Public Works Board, RB:
Department of Developmental Services, Porterville,
Series C, 6.25%, 4/01/34	1,385	1,647,707
Department of Education, Riverside Campus Project,
Series B, 6.50%, 4/01/34	10,000	12,086,600
Trustees of the California State University, Series D,
6.00%, 4/01/27	215	254,556
Various Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	4,400	5,344,900
State of California, GO, Various Purpose:
6.00%, 4/01/38	20,000	23,613,200
6.00%, 11/01/39	4,835	5,773,570
		48,720,533
Transportation — 8.2%
City of San Jose California, RB, Series A-1, AMT (AGM):
5.50%, 3/01/30	1,000	1,138,400
5.75%, 3/01/34	1,000	1,146,380
City of San Jose California, Refunding RB, Series A-1,
AMT, 6.25%, 3/01/34	1,400	1,660,442
County of Orange California, RB, Series B, 5.75%,
7/01/34	3,000	3,389,070
County of Sacramento California, RB:
Airport System Subordinate, PFC/Grant, Series D,
6.00%, 7/01/35	3,000	3,468,660
Senior Series B, 5.75%, 7/01/39	900	1,025,910
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	2,775	3,126,731
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	5,065	5,990,376

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — (continued)
Transportation — (concluded)
San Francisco Port Commission California, RB, Series A,
5.13%, 3/01/40	$ 5,010	$5,502,483
San Joaquin County Transportation Authority,
Refunding RB, Limited Tax, Measure K, Series A,
6.00%, 3/01/36	2,400	2,939,184
		29,387,636
Utilities — 10.4%
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series D, 5.88%, 1/01/34	4,000	4,694,760
City of Los Angeles California, Refunding RB,
Sub-Series A, 5.00%, 6/01/32	3,000	3,452,130
City of Petaluma California, Refunding RB, 6.00%,
5/01/36	2,645	3,233,301
Dublin-San Ramon Services District, Refunding RB,
6.00%, 8/01/41	2,420	2,946,955
Eastern Municipal Water District California, COP, Series H,
5.00%, 7/01/35	8,400	9,218,412
Los Angeles Department of Water & Power, RB, Series B,
5.00%, 7/01/43 (c)	2,000	2,318,540
Los Angeles Department of Water & Power, Refunding RB,
System, Series A, 5.25%, 7/01/39	4,000	4,681,160
San Diego Public Facilities Financing Authority,
Refunding RB, Senior Series A, 5.38%, 5/15/34	3,910	4,533,645
San Francisco City & County Public Utilities Commission,
Refunding RB, Series A, 5.13%, 11/01/39	2,295	2,600,143
		37,679,046
Total Municipal Bonds — 92.1%		332,613,223

Municipal Bonds Transferred to
Tender Option Bond Trusts (d)

California — 68.6%
County/City/Special District/School District — 30.9%
City of Los Angeles California, Refunding RB, Series A,
5.00%, 6/01/39	9,870	11,016,401
El Dorado Union High School District, GO, Election of
2008, 5.00%, 8/01/35	5,000	5,608,300
Fremont Unified School District Alameda County
California, GO, Election of 2002, Series B (AGM),
5.00%, 8/01/30	4,003	4,431,372
Los Angeles Community College District California, GO:
Election of 2001, Series E-1, 5.00%, 8/01/33	14,850	16,774,114
Election of 2003, Series E (AGM), 5.00%, 8/01/31	10,002	11,145,787
Election of 2008, Series C, 5.25%, 8/01/39	9,680	11,286,541
Series A, 6.00%, 8/01/33	3,828	4,661,901
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	7,732	9,068,601
San Francisco Bay Area Rapid Transit District,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	6,000	6,597,000
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	5,439	5,979,640
San Marcos Unified School District, GO, Election of 2010
Series A, 5.00%, 8/01/38	15,520	17,354,930
Sonoma County Junior College District, GO, Election
of 2002, Series B (AGM), 5.00%, 8/01/28	6,875	7,562,891
		111,487,478

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

California — (concluded)
Education — 14.7%
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	$13,845	$16,206,265
Peralta Community College District, GO, Election of 2000,
Series D (AGM), 5.00%, 8/01/30	1,995	2,107,757
University of California, RB:
Limited Project, Series B (AGM), 5.00%, 5/15/33	8,488	8,891,632
Series L, 5.00%, 5/15/36	8,500	9,594,545
Series L, 5.00%, 5/15/40	11,597	13,007,039
Series O, 5.75%, 5/15/34	2,805	3,372,910
		53,180,148
Health — 3.1%
California Health Facilities Financing Authority, RB, Sutter
Health, Series A (MBIA) (BHAC), 5.00%, 11/15/42	10,002	11,180,745
Transportation — 1.5%
City of Los Angeles Calfornia Department of Airports,
Refunding RB, Los Angeles International Airport, Senior,
Series A, 5.00%, 5/15/40	4,999	5,611,360
Utilities — 18.4%
Eastern Municipal Water District, COP, Series H,
5.00%, 7/01/33	4,748	5,245,781
Los Angeles Department of Water & Power, RB,
Power System:
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,098	17,002,623
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,250	8,188,005
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	20,000	22,792,600
Series C, 5.00%, 7/01/35	7,145	8,052,048
San Diego County Water Authority, COP, Series A (AGM),
5.00%, 5/01/31	5,010	5,292,764
		66,573,821
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 68.6%		248,033,552
Total Long-Term Investments
(Cost — $523,386,968) — 160.7%		580,646,775

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	3,043,312	3,043,312
Total Short-Term Securities
(Cost — $3,043,312) — 0.8%		3,043,312
Total Investments (Cost — $526,430,280) — 161.5%		583,690,087
Other Assets Less Liabilities — 0.1%		469,346
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (32.3)%		(116,918,740)
VRDP Shares, at Liquidation Value — (29.3)%		(105,900,000)
Net Assets Applicable to Common Shares — 100.0%		$361,340,693

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	19

Schedule of Investments (concluded)	BlackRock MuniYield California Fund, Inc. (MYC)

(c)	When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
		Appreciation/
Counterparty	Value	(Depreciation)

Wells Fargo Brokerage	$2,318,540	$2,480
Barclays Bank Plc	$5,957,427	$(12,527)

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2011	Activity	2012	Income

BIF California Municipal
Money Fund	5,041,430	(1,998,118)	3,043,312	—

(f)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$580,646,775	—	$580,646,775
Short-Term
Securities	$3,043,312	—	—	3,043,312
Total	$3,043,312	$580,646,775	—	$583,690,087

[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust
certificates	—	$(116,855,901)	—	$(116,855,901)
VRDP Shares	—	(105,900,000)	—	(105,900,000)
Total	—	$(222,755,901)	—	$(222,755,901)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.7%
Courtland IDB, Refunding RB, International Paper Co.
Projects, Series A, AMT, 5.20%, 6/01/25	$ 1,000	$1,033,410
Selma IDB, RB, International Paper Co. Project, Series A,
5.38%, 12/01/35	545	593,772
		1,627,182
Alaska — 0.8%
Alaska Municipal Bond Bank Authority, RB, Series 1,
5.75%, 9/01/33	1,000	1,154,250
Northern Tobacco Securitization Corp., Refunding RB,
Series A, 5.00%, 6/01/46	690	541,257
		1,695,507
Arizona — 0.8%
Arizona Board of Regents, Refunding RB, Arizona State
University System, Series A, 5.00%, 6/01/42	1,500	1,719,360
California — 11.5%
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/38	2,740	3,272,327
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%,
8/15/42	1,625	1,795,040
Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,975,645
California Health Facilities Financing Authority,
Refunding RB, Catholic Healthcare West, Series A,
6.00%, 7/01/39	710	837,757
California Statewide Communities Development Authority,
RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,375	1,505,048
City of San Jose California Airport, Refunding RB,
Series A-1, AMT, 5.50%, 3/01/30	1,500	1,691,085
Grossmont Union High School District, GO, Election of
2008, Series B, 4.75%, 8/01/45	4,130	4,451,644
Los Angeles Department of Water & Power, RB, Power
System, Sub-Series A-1, 5.25%, 7/01/38	3,600	4,197,276
San Diego Regional Building Authority California, RB,
County Operations Center & Annex, Series A,
5.38%, 2/01/36	1,310	1,476,842
State of California, GO, Various Purpose, 6.00%, 3/01/33	2,535	3,122,714
University of California, Refunding RB, Limited Project,
Series G, 5.00%, 5/15/37 (a)	1,000	1,155,660
		25,481,038
District of Columbia — 1.0%
District of Columbia Water & Sewer Authority,
Refunding RB, Series A, 5.25%, 10/01/29	2,000	2,332,340
Florida — 6.1%
County of Escambia Florida, Refunding RB, International
Paper Corp. Projects, Series B, AMT, 5.00%, 8/01/26	600	601,464
County of Lee Florida, Refunding ARB, Series A, AMT,
5.38%, 10/01/32	2,000	2,202,060
County of Miami-Dade Florida, RB, Miami International
Airport, Series A, AMT (NPFGC), 6.00%, 10/01/29	3,275	3,289,345
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	2,500	2,501,650
Series B, 7.13%, 4/01/30	2,290	2,290,687
Manatee County Housing Finance Authority, RB, Series A,
AMT (Ginnie Mae), 5.90%, 9/01/40	695	754,575
Orange County Health Facilities Authority, RB,
The Nemours Foundation Project, Series A,
5.00%, 1/01/29	1,610	1,802,620
		13,442,401
Georgia — 0.5%
Municipal Electric Authority of Georgia, Refunding RB,
Project One, Sub-Series D, 6.00%, 1/01/23	880	1,051,072

Municipal Bonds	Par (000)	Value
Illinois — 13.2%
Chicago Board of Education Illinois, GO, Series A,
5.50%, 12/01/39	$ 1,815	$2,115,963
Chicago Park District, GO, Harbor Facilities, Series C,
5.25%, 1/01/40	100	113,049
Chicago Transit Authority, RB, Sales Tax Receipts Revenue,
5.25%, 12/01/36	615	702,668
City of Chicago Illinois, ARB, O’Hare International Airport,
General Third Lien, Series C, 6.50%, 1/01/41	6,065	7,445,879
City of Chicago Illinois, Refunding RB, Sales Tax, Series A,
5.25%, 1/01/38	765	878,205
Cook County Forest Preserve District, GO:
Refunding, Ltd Tax Project, Series B,
5.00%, 12/15/32	265	302,203
Series C, 5.00%, 12/15/32	570	650,022
Illinois Finance Authority, RB, Carle Foundation, Series A,
6.00%, 8/15/41	4,000	4,530,400
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,338,024
Northwestern Memorial Hospital, Series A,
6.00%, 8/15/39	4,160	4,891,703
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Project, Series B, 5.00%, 12/15/28	2,010	2,327,017
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,370	1,598,681
6.00%, 6/01/28	390	453,847
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,700	1,931,370
		29,279,031
Indiana — 4.1%
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	4,525	5,277,417
Indianapolis Local Public Improvement Bond Bank, RB,
Series F, 5.25%, 2/01/36	3,360	3,885,302
		9,162,719
Kansas — 1.7%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.50%, 11/15/29	3,250	3,810,755
Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB,
Owensboro Medical Health System, Series A,
6.38%, 6/01/40	1,300	1,529,697
Louisville & Jefferson County Metropolitan Government
Parking Authority, RB, Series A, 5.75%, 12/01/34	1,200	1,479,708
		3,009,405
Louisiana — 0.7%
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Series A-1,
6.50%, 11/01/35	1,420	1,644,985
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority,
RB, Maine General Medical Center, 7.50%, 7/01/32	2,500	3,108,200
Massachusetts — 4.1%
Massachusetts Development Finance Agency, RB,
Wellesley College, Series J, 5.00%, 7/01/42	660	771,250
Massachusetts HFA, Refunding HRB, AMT:
Series B, 5.50%, 6/01/41	3,000	3,226,770
Series F, 5.70%, 6/01/40	2,015	2,165,198
Massachusetts HFA, Refunding RB, Series C, AMT,
5.35%, 12/01/42	1,630	1,747,963
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	1,000	1,155,650
		9,066,831

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	21

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 2.8%
Lansing Board of Water & Light Utilities System, RB,
Series A, 5.50%, 7/01/41	$ 1,805	$2,138,636
Michigan State Building Authority, Refunding RB, Series I,
6.00%, 10/15/38	1,250	1,445,500
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital, 8.25%,
9/01/39	1,970	2,541,123
		6,125,259
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts
Center, 6.00%, 4/01/34	2,850	3,357,357
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	3,375	3,869,539
		7,226,896
New Jersey — 3.0%
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Inc. Project, Series A, AMT,
5.70%, 10/01/39	2,250	2,517,660
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
Series A, 5.88%, 12/15/38	2,670	3,108,761
Series B, 5.25%, 6/15/36	1,000	1,152,210
		6,778,631
New York — 5.7%
Metropolitan Transportation Authority, RB, Series E,
5.00%, 11/15/42	480	539,525
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	1,200	1,368,780
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	3,600	4,168,440
5.00%, 3/15/42	1,525	1,754,833
New York State Thruway Authority, RB, Series I,
5.00%, 1/01/37	1,030	1,166,259
Triborough Bridge & Tunnel Authority, RB, General,
Series A-2, 5.38%, 11/15/38	3,030	3,578,369
		12,576,206
North Carolina — 1.5%
North Carolina Medical Care Commission, RB,
Duke University Health System, Health Care Facilities,
Series A, 5.00%, 6/01/32	2,010	2,316,746
North Carolina Medical Care Commission, Refunding RB,
Wakemed, Health Care Facilities, Series A,
5.00%, 10/01/31	840	953,123
		3,269,869
Pennsylvania — 3.9%
Pennsylvania Economic Development Financing Authority,
RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,260,137
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	2,455	2,885,386
6.00%, 12/01/41	3,000	3,408,750
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Children’s Hospital of
Philadelphia, Series D, 5.00%, 7/01/32	1,030	1,188,352
		8,742,625
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.00%, 8/01/42	1,000	1,130,830
South Carolina — 0.7%
City of North Charleston South Carolina, RB, Public
Facilities Corp. Installment Purchase, 5.00%, 6/01/35	1,340	1,510,702

Municipal Bonds	Par (000)	Value
Texas — 10.5%
Central Texas Regional Mobility Authority, Refunding RB,
Senior Lien:
5.75%, 1/01/31	$ 1,000	$1,158,820
6.00%, 1/01/41	2,600	3,008,642
Conroe ISD Texas, GO, School Building, Series A,
5.75%, 2/15/35	1,800	2,201,922
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	800	971,576
Katy ISD Texas, GO, Refunding, School Building, Series A,
5.00%, 2/15/42	1,115	1,300,804
Lamar Texas Consolidated ISD, GO, Refunding, School
House, Series A, 5.00%, 2/15/45	1,500	1,739,145
North Texas Tollway Authority, Refunding RB, System, First
Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,142,470
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	3,795	4,483,868
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant
Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,041,122
Texas State Turnpike Authority, RB, First Tier, Series A
(AMBAC), 5.00%, 8/15/42	2,125	2,125,553
University of Texas System, Refunding RB, Financing
System Series B, 5.00%, 8/15/43	2,680	3,149,241
		23,323,163
Virginia — 3.1%
Virginia Public School Authority, RB, School Financing,
6.50%, 12/01/35	1,500	1,870,275
Virginia Resources Authority, RB, Infrastructure,
5.00%, 11/01/42	1,840	2,146,654
Virginia Small Business Financing Authority, RB, Senior
Lien, Elizabeth River Crossing OPCO LLC Project, AMT,
6.00%, 1/01/37	2,440	2,786,749
		6,803,678
Wisconsin — 2.7%
Wisconsin Health & Educational Facilities Authority, RB,
Ascension Health, Series D, 5.00%, 11/15/41	1,840	2,043,302
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health,
5.25%, 4/01/39	3,470	3,849,895
		5,893,197
Total Municipal Bonds — 85.6%		189,811,882

Municipal Bonds Transferred to
Tender Option Bond Trusts (b)
California — 20.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay
Area, Series F-1, 5.63%, 4/01/44	2,680	3,102,577
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/39	4,200	4,916,310
Grossmont Union High School District, GO, Election of
2008, Series B, 5.00%, 8/01/40	6,000	6,694,200
Los Angeles Community College District California, GO:
Refunding, Series A, 6.00%, 8/01/33	7,697	9,372,490
Series C, 5.25%, 8/01/39	5,250	6,121,316
Los Angeles Unified School District California, GO, Series I,
5.00%, 1/01/34	790	892,747
San Diego Public Facilities Financing Authority,
Refunding RB, Series B, 5.50%, 8/01/39	8,412	9,852,874
University of California, RB, Series O, 5.75%, 5/15/34	3,000	3,607,390
		44,559,904

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	$ 2,149	$2,456,879
District of Columbia — 3.4%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,805	3,505,895
District of Columbia Water & Sewer Authority,
Refunding RB, Series A, 5.50%, 10/01/39	3,507	4,100,871
		7,606,766
Florida — 3.1%
County of Miami-Dade Florida, RB, Transit System, Sales
Surtax, 5.00%, 7/01/22 (a)	980	1,099,628
Hillsborough County Aviation Authority, RB, Series A, AMT
(AGC), 5.50%, 10/01/38	3,869	4,207,352
Lee County Housing Finance Authority, RB, Multi-County
Program, Series A-2, AMT (Ginnie Mae),
6.00%, 9/01/40	1,395	1,487,084
		6,794,064
Illinois — 4.6%
City of Chicago Illinois, Refunding RB, Water System,
Second Lien, 5.00%, 11/01/42	1,559	1,775,099
Illinois Finance Authority, RB, University of Chicago,
Series B, 6.25%, 7/01/38	5,300	6,537,603
Illinois State Toll Highway Authority, RB, Series B,
5.50%, 1/01/33	1,750	1,939,186
		10,251,888
Massachusetts — 1.5%
Massachusetts School Building Authority, RB, Sales Tax,
Senior Series B, 5.00%, 10/15/41	2,950	3,408,548
Nevada — 9.1%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	6,167,200
Series B, 5.50%, 7/01/29	5,668	7,024,077
Las Vegas Valley Water District, GO,
Refunding, 5.00%, 6/01/28	6,070	7,036,283
		20,227,560
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority,
RB, Dartmouth College, 5.25%, 6/01/39	2,159	2,576,470
New Jersey — 3.2%
New Jersey State Housing & Mortgage Finance Agency,
RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,251	2,485,667
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A (AGM),
5.00%, 12/15/32	4,000	4,573,200
		7,058,867
New York — 15.1%
Hudson New York Yards Infrastructure Corp., Senior RB,
Series A, 5.75%, 2/15/47	1,290	1,511,842
New York City Municipal Water Finance Authority,
Refunding RB:
Second General Resolution, Fiscal Year 2012,
Series BB, 5.25%, 6/15/44	4,408	5,177,707
Series FF, 5.00%, 6/15/45	3,859	4,425,025
Series FF-2, 5.50%, 6/15/40	2,504	2,950,070
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,824,137
Subseries E-1, 5.00%, 2/01/42	1,720	1,985,221
New York Liberty Development Corp., RB, 1 World Trade
Center Port Authority Construction, 5.25%, 12/15/43	4,365	5,034,809
New York Liberty Development Corp., Refunding RB, 4
World Trade Center Project, 5.75%, 11/15/51	2,560	3,028,864
New York State Dormitory Authority, ERB, Series B,
5.25%, 3/15/38	5,700	6,603,906
		33,541,581

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	$ 3,120	$3,448,349
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
Series C, 5.25%, 8/01/40	1,750	1,943,349
South Carolina — 1.7%
South Carolina State Public Service Authority,
Refunding RB, Santee Cooper, Series A,
5.50%, 1/01/38	3,240	3,859,909
Texas — 8.4%
City of San Antonio Texas, Refunding RB, Series A,
5.25%, 2/01/31	3,989	4,651,273
Harris County Cultural Education Facilities Finance Corp.,
RB, Hospital, Texas Children’s Hospital Project, 5.50%,
10/01/39	5,400	6,403,050
North Texas Tollway Authority, RB, Special Projects,
System, Series A, 5.50%, 9/01/41	3,480	4,133,649
Waco Educational Finance Corp., Refunding RB,
Baylor University, 5.00%, 3/01/43	3,000	3,439,920
		18,627,892
Utah — 1.0%
City of Riverton Utah Hospital, RB, IHC Health Services
Inc., 5.00%, 8/15/41	1,995	2,179,704
Virginia — 0.9%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	1,749	1,998,178
Washington — 1.4%
University of Washington, Refunding RB, Series A,
5.00%, 7/01/41	2,744	3,199,371
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 78.3%		173,739,279
Total Long-Term Investments
(Cost — $323,537,953) — 163.9%		363,551,161

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	176,582	176,582
Total Short-Term Securities
(Cost — $176,582) — 0.1%		176,582
Total Investments (Cost — $323,714,535) — 164.0%		363,727,743
Other Assets Less Liabilities — 1.8%		3,866,504
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (39.0)%		(86,416,678)
VRDP Shares, at Liquidation Value — (26.8)%		(59,400,000)
Net Assets Applicable to Common Shares — 100.0%		$221,777,569

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ Depreciation
Barclays Bank Plc	$999,204	$(2,211)
Lebenthal & Co., Inc.	$156,456	$(342)
JPMorgan Chase & Co.	$1,099,628	$10,241

(b)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	23

Schedule of Investments (concluded)	BlackRock MuniYield Investment Fund (MYF)

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
FFI Institutional
Tax-Exempt Fund	2,085,565	(1,908,983)	176,582	$831

(d)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$363,551,161	—	$363,551,161
Short-Term
Securities	$176,582	—	—	176,582
Total	$176,582	$363,551,161	—	$363,727,743

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$641,630	—	—	$ 641,630
Liabilities:
TOB trust
certificates	—	$ (86,373,943)	—	(86,373,943)
VRDP Shares	—	(59,400,000)	—	(59,400,000)
Total	$641,630	$(145,773,943)	—	$(145,132,313)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments July 31, 2012	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey — 124.0%
Corporate — 4.6%
New Jersey EDA, Refunding RB, New Jersey American
Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	$ 2,925	$3,272,958
Series B, 5.60%, 11/01/34	2,430	2,766,555
Salem County Pollution Control Financing Authority,
Refunding RB, Atlantic City Electric, Series A ,
4.88%, 6/01/29	4,550	5,034,848
		11,074,361
County/City/Special District/School District — 15.6%
City of Margate City New Jersey, GO,
Refunding, Improvement, New Jersey:
5.00%, 1/15/26	1,200	1,403,340
5.00%, 1/15/27	845	980,639
City of Perth Amboy New Jersey, GO, CAB,
Refunding (AGM) (a):
5.00%, 7/01/34	1,925	2,079,616
5.00%, 7/01/33	1,575	1,711,946
County of Hudson New Jersey, COP, Refunding (NPFGC),
6.25%, 12/01/16	1,500	1,745,070
Essex County Improvement Authority, Refunding RB,
Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,551,391
5.50%, 10/01/29	5,085	6,723,997
Garden State Preservation Trust, RB, Capital Appreciation,
Series B (AGM), 3.40%, 11/01/28 (b)	4,540	2,624,983
Gloucester County Improvement Authority, RB, County
Guaranteed Loan—County Capital Program,
5.00%, 4/01/38	1,000	1,098,000
Hudson County Improvement Authority, RB, Harrison
Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	4,800	5,383,392
Middlesex County Improvement Authority, RB:
Golf Course Projects, 5.25%, 6/01/22	1,455	1,572,724
Senior Heldrich Center Hotel, Series A,
5.00%, 1/01/20	655	415,584
Monmouth County Improvement Authority, Refunding RB,
Government Loan (AMBAC):
5.00%, 12/01/15	5	5,012
5.00%, 12/01/16	5	5,012
Newark Housing Authority, RB, South Ward Police Facility
(AGC), 6.75%, 12/01/38	1,750	2,207,293
Newark Housing Authority, Refunding RB, Redevelopment
Project (NPFGC), 4.38%, 1/01/37	2,875	2,704,225
Union County Improvement Authority, RB, Guaranteed
Lease-Family Court Building Project, 5.00%, 5/01/42	2,835	3,233,885
		37,446,109
Education — 17.7%
New Jersey EDA, RB, School Facilities Construction,
Series CC-2:
5.00%, 12/15/31	1,700	1,922,768
5.00%, 12/15/32	1,300	1,462,617
New Jersey EDA, Refunding RB,
Series GG, 5.25%, 9/01/27	3,000	3,517,290
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series J, 5.25%, 7/01/38	1,140	1,256,633
Ramapo College, Series B, 5.00%, 7/01/37	155	174,612
Ramapo College, Series B, 5.00%, 7/01/42	340	381,504
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D, (AGM),
5.00%, 7/01/35	6,115	6,703,874
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	1,060,750
Kean University, Series A, 5.50%, 9/01/36	4,500	5,087,295
New Jersey Institute of Technology, Series H,
5.00%, 7/01/31	1,250	1,398,800

Municipal Bonds	Par (000)	Value

New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority,
Refunding RB: (concluded)
Rider University Series A, 5.00%, 7/01/32	$ 1,000	$1,099,540
Rowan University, Series B (AGC), 5.00%, 7/01/24	1,800	2,030,724
University of Medicine & Dentistry, Series B,
7.13%, 12/01/23	1,300	1,629,212
University of Medicine & Dentistry, Series B,
7.50%, 12/01/32	1,625	2,035,995
New Jersey Higher Education Student Assistance Authority,
Refunding RB:
Series 1A, 5.00%, 12/01/25	1,035	1,139,732
Series 1A, 5.00%, 12/01/26	645	708,075
Series 1A, 5.25%, 12/01/32	900	995,526
Series A, AMT, 5.75%, 12/01/29	4,045	4,622,100
New Jersey Institute of Technology, GO, Series A,
5.00%, 7/01/42	4,320	4,909,291
Rutgers-State University of New Jersey, Refunding RB,
Series F, 5.00%, 5/01/39	500	556,795
		42,693,133
Health — 13.8%
New Jersey EDA, RB, Masonic Charity Foundation of
New Jersey:
5.25%, 6/01/24	1,425	1,470,771
5.25%, 6/01/32	685	705,392
New Jersey EDA, Refunding RB, First Mortgage,
Winchester, Series A:
5.75%, 11/01/24	2,500	2,574,450
5.80%, 11/01/31	1,000	1,026,020
New Jersey Health Care Facilities Financing Authority, RB:
Childrens Specialized Hospital, Series A,
5.50%, 7/01/36	1,540	1,579,901
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,950	2,023,008
Meridian Health, Series I (AGC), 5.00%, 7/01/38	970	1,038,560
Pascack Valley Hospital Association,
6.63%, 7/01/36 (c)(d)	1,845	18
Virtua Health (AGC), 5.50%, 7/01/38	2,500	2,782,000
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	2,435	2,930,839
Barnabas Health, Series A, 5.63%, 7/01/32	1,090	1,196,831
Barnabas Health, Series A, 5.63%, 7/01/37	3,030	3,296,549
Kennedy Health System, 5.00%, 7/01/31	750	821,168
Kennedy Health System, 5.00%, 7/01/37	415	449,744
Meridian Health System, 5.00%, 7/01/23	500	580,790
Meridian Health System, 5.00%, 7/01/25	1,000	1,135,060
Meridian Health System, 5.00%, 7/01/26	830	932,796
Meridian Health System, 5.00%, 7/01/27	1,000	1,128,760
Robert Wood Johnson, 5.00%, 7/01/31	1,000	1,099,950
South Jersey Hospital, 5.00%, 7/01/36	385	399,522
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,705,523
St. Barnabas Health Care System, Series A,
5.00%, 7/01/29	4,155	4,272,420
		33,150,072
Housing — 9.2%
New Jersey State Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.55%, 11/01/43	2,880	2,947,565
S/F Housing, Series CC, 5.00%, 10/01/34	3,385	3,646,864
S/F Housing, Series U, AMT, 4.95%, 10/01/32	695	727,095
S/F Housing, Series U, AMT, 5.00%, 10/01/37	995	1,032,631
S/F Housing, Series X, AMT, 4.85%, 4/01/16	2,700	2,785,131
S/F Housing, Series X, AMT, 5.05%, 4/01/18	550	604,813
Series A, 4.75%, 11/01/29	2,305	2,494,102
Series A, 6.50%, 10/01/38	1,250	1,334,950
Series A, AMT (FGIC), 4.90%, 11/01/35	1,365	1,376,288

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	25

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (continued)
Housing (concluded)
New Jersey State Housing & Mortgage Finance Agency,
Refunding RB, S/F Housing, Series T, AMT,
4.65%, 10/01/32	$ 4,945	$5,114,811
		22,064,250
State — 42.7%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 2.82%, 11/01/23 (b)	1,860	1,357,670
Election of 2005, Series A, 5.80%, 11/01/22 (e)	4,300	5,029,624
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	1,415	1,725,621
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	2,000	2,452,380
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	12,500	13,381,000
School Facilities Construction, Series L (AGM),
5.00%, 3/01/30	5,800	6,202,520
School Facilities Construction, Series P,
5.00%, 9/01/15	3,000	3,378,750
School Facilities Construction, Series P,
5.25%, 9/01/16	2,710	3,063,872
School Facilities Construction, Series Z (AGC),
5.50%, 12/15/34	3,665	4,204,158
Series Y, 5.00%, 9/01/33	880	968,440
New Jersey EDA, Refunding RB:
5.00%, 6/15/26	440	488,928
5.00%, 6/15/28	720	793,030
5.00%, 6/15/29	1,760	1,929,400
School Facilities Construction, Series AA, 5.50%,
12/15/29	3,000	3,517,410
School Facilities Construction, Series AA, 5.25%,
12/15/33	1,000	1,130,140
School Facilities, Series GG, 5.25%, 9/01/26	7,000	8,265,180
New Jersey Health Care Facilities Financing Authority, RB,
Hospital Asset Transformation Program,
Series A , 5.25%, 10/01/38	2,300	2,505,436
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
CAB, Series A (AGC), 5.63%, 12/15/28	1,250	1,478,937
Series A, 6.00%, 6/15/35	6,030	7,435,050
Series A, 5.88%, 12/15/38	3,650	4,249,804
Series A, 6.00%, 12/15/38	1,950	2,289,417
Series A, 5.50%, 6/15/41	5,000	5,844,100
Series A (AGC), 5.50%, 12/15/38	1,000	1,137,770
Series B, 5.25%, 6/15/36	5,000	5,761,050
Series B, 5.00%, 6/15/42	7,340	8,220,727
State of New Jersey, COP, Equipment Lease Purchase,
Series A:
5.25%, 6/15/27	4,200	4,769,100
5.25%, 6/15/28	1,100	1,242,428
		102,821,942
Transportation — 15.0%
Delaware River Port Authority, RB, Series D,
5.00%, 1/01/40	1,535	1,687,379
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC),
0.00%, 1/01/15 (a)	4,870	4,545,561
Series A, 5.00%, 1/01/35	1,160	1,336,726
Series E, 5.25%, 1/01/40	2,525	2,840,196
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, CAB, Series C (AMBAC),
4.77%, 12/15/35 (b)	4,140	1,375,018

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB:
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	$ 250	$275,597
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	6,262,450
JFK International Air Terminal, 6.00%, 12/01/42	2,700	3,057,831
Port Authority of New York & New Jersey, Refunding RB,
AMT:
Consolidated, 152nd Series, 5.75%, 11/01/30	3,300	3,941,190
Consolidated, 152nd Series, 5.25%, 11/01/35	240	265,375
Consolidated, 172nd Series, 5.00%, 10/01/34	1,500	1,694,940
South Jersey Port Corp., Refunding RB:
4.75%, 1/01/18	4,280	4,329,734
4.85%, 1/01/19	2,485	2,513,130
5.00%, 1/01/20	2,000	2,021,620
		36,146,747
Utilities — 5.4%
New Jersey EDA, Refunding RB, United Water of New
Jersey Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,901,355
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.40%, 9/01/31 (b)	6,000	2,614,320
Union County Utilities Authority, Refunding RB:
County Deficiency Agreement, Series A, 5.00%,
6/15/41	4,115	4,717,272
Covanta Union, Series A, AMT, 5.25%, 12/01/31	670	744,591
		12,977,538
Total Municipal Bonds in New Jersey		298,374,152

Puerto Rico — 6.5%
State — 6.2%
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A:
5.75%, 8/01/37	6,000	6,713,220
6.00%, 8/01/42	4,000	4,523,320
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C, 6.00%, 8/01/39	3,320	3,807,476
		15,044,016
Transportation — 0.3%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series AA, 4.95%, 7/01/26	590	642,303
Total Municipal Bonds in Puerto Rico		15,686,319
Total Municipal Bonds — 130.5%		314,060,471

Municipal Bonds Transferred to
Tender Option Bond Trusts (f)

New Jersey — 20.5%
Education — 2.7%
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	3,600	4,242,600
Rutgers State University of New Jersey, Refunding RB,
Series F, 5.00%, 5/01/39	2,009	2,237,190
		6,479,790
State — 3.1%
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM), 5.75%, 11/01/28	5,460	7,347,031
Transportation — 8.8%
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A (AGM),
5.00%, 12/15/32	4,100	4,687,530

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

New Jersey (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB,
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	$11,250	$12,401,887
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,764	4,161,624
		21,251,041
Utilities — 5.9%
Union County Utilities Authority, Refunding RB,
Covanta Union, Series A, AMT, 5.25%, 12/01/31	12,820	14,247,251
Total Municipal Bonds in New Jersey		49,325,113

Puerto Rico — 1.0%
State — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
Series C, 5.25%, 8/01/40	2,220	2,465,277
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 21.5%		51,790,390
Total Long-Term Investments
(Cost — $333,677,128) — 152.0%		365,850,861

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.01% (g)(h)	1,495,608	1,495,608
Total Short-Term Securities
(Cost — $1,495,608) — 0.6%		1,495,608
Total Investments (Cost — $335,172,736) — 152.6%		367,346,469
Other Assets Less Liabilities — 1.0%		2,437,215
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (11.2)%		(26,824,377)
VRDP Shares, at Liquidation Value — (42.4)%		(102,200,000)
Net Assets Applicable to Common Shares — 100.0%		$240,759,307

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Income
BIF New Jersey Municipal
Money Fund	13,176,800	(11,681,192)	1,495,608	$532

(h)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$365,850,861	—	$365,850,861
Short-Term
Securities	$1,495,608	—	—	1,495,608
Total	$1,495,608	$365,850,861	—	$367,346,469

[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust
certificates	—	$ (26,812,696)	—	$ (26,812,696)
VRDP Shares	—	(102,200,000)	—	(102,200,000)
Total	—	$(129,012,696)	—	$(129,012,696)

There were no transfers between levels during the year ended July 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	27

Statements of Assets and Liabilities

July 31, 2012	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Assets
Investments at value — unaffiliated[1]	$102,989,929	$107,696,606	$580,646,775	$363,551,161	$365,850,861
Investments at value — affiliated [2]	480,082	1,351,621	3,043,312	176,582	1,495,608
Cash	—	—	—	641,630	—
Interest receivable	942,605	757,311	7,937,554	4,344,429	3,425,579
Investments sold receivable	—	99,962	7,961,325	6,245,957	—
Deferred offering costs	179,904	225,460	245,484	207,549	257,983
TOB trust receivable	—	—	—	490,000	—
Prepaid expenses	1,434	1,609	8,000	4,939	5,173
Total assets	104,593,954	110,132,569	599,842,450	375,662,247	371,035,204

Accrued Liabilities
Investments purchased payable	1,264,060	—	13,688,224	6,783,788	—
Income dividends payable — Common Shares	262,902	317,479	1,682,325	1,074,668	1,052,925
Investment advisory fees payable	47,491	46,168	247,965	153,379	154,708
Interest expense and fees payable	2,580	448	62,839	42,735	11,681
Officer’s and Directors’ fees payable	1,455	1,474	7,201	4,363	5,099
Other accrued expenses payable	48,307	66,040	57,302	51,802	38,788
Total accrued liabilities	1,626,795	431,609	15,745,856	8,110,735	1,263,201

Other Liabilities
TOB trust certificates	6,208,399	3,330,000	116,855,901	86,373,943	26,812,696
VRDP Shares, at liquidation value of $100,000 per share [3,4,5]	29,600,000	37,300,000	105,900,000	59,400,000	102,200,000
Total other liabilities	35,808,399	40,630,000	222,755,901	145,773,943	129,012,696
Total liabilities	37,435,194	41,061,609	238,501,757	153,884,678	130,275,897
Net Assets Applicable to Common Shareholders	$67,158,760	$69,070,960	$361,340,693	$221,777,569	$240,759,307

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital [6,7]	$59,587,002	$60,571,325	$301,361,083	$189,406,877	$204,647,230
Undistributed net investment income	879,509	891,309	4,900,807	3,803,497	4,512,450
Accumulated net realized loss	(2,010,408)	(1,117,127)	(2,181,004)	(11,446,013)	(574,106)
Net unrealized appreciation/depreciation	8,702,657	8,725,453	57,259,807	40,013,208	32,173,733
Net Assets Applicable to Common Shareholders	$67,158,760	$69,070,960	$361,340,693	$221,777,569	$240,759,307
Net asset value per Common Share	$15.97	$15.12	$16.97	$16.30	$16.92
[1] Investments at cost — unaffiliated	$94,287,272	$98,971,153	$523,386,968	$323,537,953	$333,677,128
[2] Investments at cost — affiliated	$480,082	$1,351,621	$3,043,312	$176,582	$1,495,608
3 VRDP Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,022
4 VRDP Shares outstanding, par value $0.05 per share	—	—	—	594	—
[5] Preferred Shares authorized	1,536	1,985	8,059	1 million	5,782
[6] Common Shares outstanding, $0.10 par value	4,206,439	4,568,049	21,295,255	13,603,390	14,228,711
[7] Common Shares authorized	200 million	200 million	200 million	unlimited	200 million

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2012

Statements of Operations

Year Ended July 31, 2012	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Investment Income
Interest	$4,271,740	$4,968,311	$25,498,741	$16,005,247	$15,925,847
Income — affiliated	4	—	—	831	532
Total income	4,271,744	4,968,311	25,498,741	16,006,078	15,926,379

Expenses
Investment advisory	533,145	530,356	2,793,656	1,679,732	1,741,268
Liquidity fees	215,054	256,972	729,520	409,193	704,032
Professional	59,907	62,989	122,610	83,961	95,991
Remarketing fees on Preferred Shares	34,178	33,570	95,310	53,460	91,980
Accounting services	29,744	30,518	93,320	65,271	68,388
Transfer agent	25,999	20,117	37,225	35,342	36,540
Registration	13,099	1,963	9,185	9,140	9,188
Custodian	10,381	7,778	23,193	14,236	17,269
Officer and Directors	9,151	10,213	51,986	31,532	34,705
Printing	8,954	8,450	3,515	9,472	10,034
Miscellaneous	71,296	72,246	121,628	93,431	114,631
Total expenses excluding interest expense, fees and amortization of offering costs	1,010,908	1,035,172	4,081,148	2,484,770	2,924,026
Interest expense, fees and amortization of offering costs [1]	152,027	249,689	1,424,781	905,405	722,937
Total expenses	1,162,935	1,284,861	5,505,929	3,390,175	3,646,963
Less fees waived by advisor	(3,187)	—	(12,503)	(2,746)	(17,388)
Total expenses after fees waived	1,159,748	1,284,861	5,493,426	3,387,429	3,629,575
Net investment income	3,111,996	3,683,450	20,005,315	12,618,649	12,296,804

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	433,743	1,110,108	7,618,828	4,795,574	2,125,131
Financial futures contracts	(307,086)	(331,756)	(1,206,118)	(1,428,904)	(1,315,828)
	126,657	778,352	6,412,710	3,366,670	809,303
Net change in unrealized appreciation/depreciation on:
Investments	6,018,338	7,175,639	48,830,780	31,738,215	28,896,246
Financial futures contracts	61,601	92,401	—	277,202	197,122
	6,079,939	7,268,040	48,830,780	32,015,417	29,093,368
Total realized and unrealized gain	6,206,596	8,046,392	55,243,490	35,382,087	29,902,671

Dividends to AMPS Shareholders From
Net investment income	(68,450)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$9,250,142	$11,729,842	$75,248,805	$48,000,736	$42,199,475

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	29

Statements of Changes in Net Assets	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$3,111,996	$3,676,228
Net realized gain (loss)	126,657	(73,064)
Net change in unrealized appreciation/depreciation	6,079,939	(101,981)
Dividends to AMPS Shareholders from net investment income	(68,450)	(425,018)
Net increase in net assets applicable to Common Shareholders resulting from operations	9,250,142	3,076,165

Dividends to Common Shareholders From
Net investment income	(3,110,662)	(3,066,494)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	6,139,480	9,671
Beginning of year	61,019,280	61,009,609
End of year	$67,158,760	$61,019,280
Undistributed net investment income	$879,509	$1,091,301

BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$3,683,450	$3,991,047
Net realized gain (loss)	778,352	(545,784)
Net change in unrealized appreciation/depreciation	7,268,040	(1,005,616)
Dividends to AMPS Shareholders from net investment income	—	(220,331)
Net increase in net assets applicable to Common Shareholders resulting from operations	11,729,842	2,219,316

Dividends to Common Shareholders From
Net investment income	(3,806,859)	(3,805,878)

Capital Share Transactions
Reinvestment of common dividends	61,778	54,635

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,984,761	(1,531,927)
Beginning of year	61,086,199	62,618,126
End of year	$69,070,960	$61,086,199
Undistributed net investment income	$891,309	$891,154

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2012

Statements of Changes in Net Assets	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$20,005,315	$20,314,878
Net realized gain (loss)	6,412,710	(2,026,046)
Net change in unrealized appreciation/depreciation	48,830,780	(5,929,821)
Dividends to AMPS Shareholders from net investment income	—	(558,419)
Net increase in net assets applicable to Common Shareholders resulting from operations	75,248,805	11,800,592

Dividends to Common Shareholders From
Net investment income	(20,187,902)	(19,847,178)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	55,060,903	(8,046,586)
Beginning of year	306,279,790	314,326,376
End of year	$361,340,693	$306,279,790
Undistributed net investment income	$4,900,807	$4,864,285

BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$12,618,649	$13,231,449
Net realized gain (loss)	3,366,670	(707,747)
Net change in unrealized appreciation/depreciation	32,015,417	(7,175,483)
Dividends to AMPS Shareholders from net investment income	—	(276,033)
Net increase in net assets applicable to Common Shareholders resulting from operations	48,000,736	5,072,186

Dividends to Common Shareholders From
Net investment income	(12,738,803)	(12,484,922)

Capital Share Transactions
Reinvestment of common dividends	388,311	269,741

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	35,650,244	(7,142,995)
Beginning of year	186,127,325	193,270,320
End of year	$221,777,569	$186,127,325
Undistributed net investment income	$3,803,497	$3,810,971

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	31

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$12,296,804	$13,022,724
Net realized gain	809,303	1,150,860
Net change in unrealized appreciation/depreciation	29,093,368	(6,891,568)
Dividends to AMPS Shareholders from net investment income	—	(489,633)
Net increase in net assets applicable to Common Shareholders resulting from operations	42,199,475	6,792,383

Dividends to Common Shareholders From
Net investment income	(12,674,633)	(12,386,553)

Capital Share Transactions
Reinvestment of common dividends	113,352	281,803

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	29,638,194	(5,312,367)
Beginning of year	211,121,113	216,433,480
End of year	$240,759,307	$211,121,113
Undistributed net investment income	$4,512,450	$4,779,505

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2012

Statements of Cash Flows

Year Ended July 31, 2012	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$9,318,592	$11,729,842	$75,248,805	$48,000,736	$42,199,475
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	1,905	(12,949)	(61,097)	(30,234)	(396,834)
Decrease in cash pledged as collateral for financial futures contracts	26,400	39,600	—	118,800	85,000
Decrease in prepaid expenses	4,632	7,087	20,354	17,740	20,713
Decrease in other assets	—	—	—	2,356	—
Increase in investment advisory fees payable	4,805	3,240	27,689	23,354	20,205
Increase (decrease) in interest expense and fees payable	1,927	(10,683)	(38,844)	(16,507)	6,601
Increase in other accrued expenses payable	17,750	64,634	15,827	51,802	24,616
Decrease in variation margin payable	(23,750)	(35,625)	—	(106,875)	(76,000)
Increase in Officer’s and Directors’ fees payable	1,245	1,204	5,637	3,602	3,613
Net realized and unrealized gain on investments	(6,452,081)	(8,285,747)	(56,449,608)	(36,533,789)	(31,021,377)
Amortization of premium and accretion of discount on investments	190,459	99,321	861,269	656,741	(186,646)
Amortization of deferred offering costs	43,110	83,369	219,109	125,384	192,635
Proceeds from sales of long-term investments	25,461,973	28,514,123	254,413,577	107,562,605	76,803,519
Purchases of long-term investments	(30,532,998)	(30,283,682)	(263,970,360)	(132,910,857)	(104,774,182)
Net proceeds from sales (purchases) of short-term securities	280,602	1,608,909	1,998,118	1,908,983	11,681,192
Cash provided by (used for) operating activities	(1,655,429)	3,522,643	12,290,476	(11,126,159)	(5,417,470)

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	5,083,399	330,000	17,761,255	27,284,255	18,158,995
Cash payments for TOB trust certificates	—	—	(9,782,857)	(3,034,299)	—
Cash payments on redemption of AMPS	(29,625,000)	—	—	—	—
Cash receipts from issuance of VRDP Shares	29,600,000	—	—	—	—
Cash payments for offering costs	(223,014)	(153,161)	(143,199)	(121,210)	(113,796)
Cash dividends paid to Common Shareholders	(3,104,353)	(3,744,792)	(20,187,904)	(12,315,333)	(12,539,439)
Cash dividends paid to AMPS Shareholders	(75,603)	—	—	—	—
Decrease in bank overdraft	—	—	—	(45,624)	(88,290)
Cash provided for (used for) financing activities	1,655,429	(3,567,953)	(12,352,705)	11,767,789	5,417,470

Cash
Net increase (decrease) in cash.	—	$(45,310)	$(62,229)	$641,630	—
Cash at beginning of year	—	45,310	62,229	—	—
Cash at end of year	—	—	—	$641,630	—

Cash Flow Information
Cash paid during the year for interest and fees	$150,100	$260,372	$1,463,625	$921,912	$716,336

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to
Common Shareholders	—	$61,778	—	$388,311	$113,352

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	33

Financial Highlights	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

					Period June 1, 2008 to July 31, 2008		Year Ended May 31, 2008

	Year Ended July 31,
	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$14.50	$12.99	$13.51	$14.05		$14.91
Net investment income [1]	0.74	0.87	0.88	0.87	0.14		0.91
Net realized and unrealized gain (loss)	1.48	(0.03)	1.40	(0.55)	(0.53)		(0.86)
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.10)	(0.10)	(0.20)	(0.04)		(0.27)
Net increase (decrease) from investment operations	2.20	0.74	2.18	0.12	(0.43)		(0.22)
Dividends to Common Shareholders from net investment income	(0.74)	(0.73)	(0.67)	(0.64)	(0.11)		(0.64)
Net asset value, end of period	$15.97	$14.51	$14.50	$12.99	$13.51		$14.05
Market price, end of period	$15.80	$12.98	$13.54	$11.60	$12.12		$12.81

Total Investment Return Applicable to Common Shareholders [2]
Based on net asset value	15.73%	5.71%	17.67%	2.26%	(3.01)%[3]		(1.10)%
Based on market price	28.00%	1.26%	23.05%	1.79%	(4.56)%[3]		(3.48)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses [4]	1.82%	1.23%	1.20%	1.33%	1.39%	[5]	1.28%
Total expenses after fees waived and paid indirectly[4]	1.81%	1.22%	1.12%	1.15%	1.15%	[5]	1.04%
Total expenses after fees waived and paid indirectly and excluding
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.57% [7]	1.21%	1.12%	1.11%	1.11%	[5]	1.04%
Net investment income[4]	4.86%	6.16%	6.30%	7.01%	6.36%	[5]	6.31%
Dividends to AMPS Shareholders	0.11%	0.71%	0.75%	1.59%	1.84%	[5]	1.89%
Net investment income to Common Shareholders	4.75%	5.45%	5.55%	5.42%	4.52%	[5]	4.42%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$67,159	$61,019	$61,010	$54,642	$56,830		$59,101
AMPS outstanding at $25,000 liquidation
preference, end of period (000)	—	$29,632	$29,625	$29,625	$29,625		$31,000
VRDP Shares outstanding at $100,000
liquidation value, end of period (000)	$29,600	—	—	—	—		—
Portfolio turnover	27%	23%	27%	32%	2%		21%
Asset coverage per AMPS at $25,000 liquidation
preference, end of period	—	$76,499	$76,492	$71,119	$72,970		$72,676
Asset coverage per VRDP Shares at $100,000
liquidation value, end of period	$326,888	—	—	—	—		—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratio of the total expenses, total expenses after fees waived and paid indirectly, total expenses after fees waived and fees paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.79%, 1.55%, 1.50%, 5.96% and 4.12% respectively.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.18%.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniYield Arizona Fund, Inc. (MZA)

							Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

	Year Ended July 31,
	2012	2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$13.38	$13.73		$12.40		$12.81	$13.96	$14.53
Net investment income [1]	0.80	0.87		0.93		0.95	0.72	0.95
Net realized and unrealized gain (loss)	1.77	(0.33)		1.28		(0.47)	(1.00)	(0.46)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.06)		(0.06)		(0.19)	(0.19)	(0.29)
Net realized gain	—	—		—		—	(0.05)	(0.02)
Net increase (decrease) from investment operations	2.57	0.48		2.15		0.29	(0.52)	0.18
Dividends and distributions to Common Shareholders from:
Net investment income	(0.83)	(0.83)		(0.82)		(0.70)	(0.51)	(0.69)
Net realized gain	—	—		—		—	(0.12)	(0.06)
Total dividends and distributions to Common Shareholders	(0.83)	(0.83)		(0.82)		(0.70)	(0.63)	(0.75)
Net asset value, end of period	$15.12	$13.38		$13.73		$12.40	$12.81	$13.96
Market price, end of period	$15.61	$12.83		$13.67		$12.85	$13.94	$13.66

Total Investment Return Applicable to Common Shareholders [2]
Based on net asset value	19.86%	3.92%		17.75%		3.27%	(3.79)%[3]	1.29%
Based on market price	29.05%	0.09%		13.13%		(1.66)%	6.99%[3]	(2.63)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.96%	1.52%	[4]	1.25%	[4]	1.46% [4]	1.61% [4,5]	1.76% [4]
Total expenses after fees waived and paid indirectly	1.96%	1.52%	[4]	1.24%	[4]	1.42% [4]	1.59% [4,5]	1.75% [4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs [6]	1.58% [7]	1.43%	[4]	1.22%	[4]	1.36% [4]	1.40% [4,5]	1.37% [4]
Net investment income	5.62%	6.62%	[4]	6.99%	[4]	8.16% [4]	7.19% [4,5]	6.65% [4]
Dividends to AMPS Shareholders	—	0.36%		0.44%		1.61%	1.94% [5]	2.04%
Net investment income to Common Shareholders	5.62%	6.26%		6.56%		6.55%	5.25% [5]	4.61%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$69,071	$61,086		$62,618		$56,449	$58,218	$63,228
AMPS outstanding at $25,000 liquidation preference,
end of period (000)	—	—		$38,800		$38,800	$40,300	$40,300
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$37,300	$37,300		—		—	—	—
Portfolio turnover	26%	16%		25%		39%	13%	31%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—		$65,350		$61,375	$61,122	$64,232
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$285,177	$263,770		—		—	—	—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	35

Financial Highlights	BlackRock MuniYield California Fund, Inc. (MYC)

								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007

	Year Ended July 31,
	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$14.38		$14.76	$13.47		$13.71		$14.60		$15.11
Net investment income [1]	0.94		0.95	0.94		0.91		0.69		0.93
Net realized and unrealized gain (loss)	2.60		(0.37)	1.21		(0.33)		(0.88)		(0.49)
Dividends to AMPS Shareholders from net investment income	—		(0.03)	(0.03)		(0.13)		(0.20)		(0.29)
Net increase (decrease) from investment operations	3.54		0.55	2.12		0.45		(0.39)		0.15
Dividends to Common Shareholders from net investment income	(0.95)		(0.93)	(0.83)		(0.69)		(0.50)		(0.66)
Net asset value, end of period	$16.97		$14.38	$14.76		$13.47		$13.71		$14.60
Market price, end of period	$17.31		$13.29	$14.44		$12.44		$13.07		$13.25

Total Investment Return Applicable to Common Shareholders [2]
Based on net asset value	25.45%		4.28%	16.59%		4.64%		(2.55)%[3]		1.36%
Based on market price	38.46%		(1.49)%	23.51%		1.37%		2.37%[3]		(0.72)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%		1.49% [4]	1.19%	[4]	1.49%	[4]	1.49%	[4,5]	1.77% [4]
Total expenses after fees waived	1.64%		1.49% [4]	1.18%	[4]	1.47%	[4]	1.45%	[4,5]	1.75% [4]
Total expenses after fees waived and excluding
interest expense, fees and amortization of offering costs [6]	1.21%	[7]	1.16% [4]	0.99%	[4]	1.08%	[4]	1.06%	[4,5]	1.06% [4]
Net investment income	5.96%		6.76% [4]	6.53%	[4]	7.07%	[4]	6.24%	[4,5]	6.29% [4]
Dividends to AMPS Shareholders	—		0.18%	0.22%		0.99%		1.83%	[5]	1.93%
Net investment income to Common Shareholders	5.96%		6.58%	6.31%		6.08%		4.41%	[5]	4.36%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$361,341		$306,280	$314,326		$286,805		$292,002		$310,934
AMPS outstanding at $25,000 liquidation
preference, end of period (000)	—		—	$105,950		$105,950		$126,500		$175,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$105,900		$105,900	—		—		—		—
Portfolio turnover	48%		33%	41%		38%		30%		41%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	$99,173		$92,679		$82,724		$69,452
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$441,209		$389,216	—		—		—		—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2012

Financial Highlights	BlackRock MuniYield Investment Fund (MYF)

								Period November 1, 2007 to July 31, 2008		Year Ended October 31, 2007

	Year Ended July 31,
	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$13.71		$14.26	$12.95		$13.59		$14.53		$15.11
Net investment income [1]	0.93		0.97	0.96		0.96		0.73		0.99
Net realized and unrealized gain (loss)	2.60		(0.58)	1.18		(0.77)		(0.94)		(0.57)
Dividends to AMPS Shareholders from net investment income	—		(0.02)	(0.02)		(0.13)		(0.21)		(0.30)
Net increase (decrease) from investment operations	3.53		0.37	2.12		0.06		(0.42)		0.12
Dividends to Common Shareholders from net investment income	(0.94)		(0.92)	(0.81)		(0.70)		(0.52)		(0.70)
Net asset value, end of period	$16.30		$13.71	$14.26		$12.95		$13.59		$14.53
Market price, end of period	$16.52		$13.08	$14.36		$11.72		$11.91		$12.86

Total Investment Return Applicable to Common Shareholders [2]
Based on net asset value	26.55%		2.97%	17.12%		1.93%		(2.52)%[3]		1.21%
Based on market price	34.44%		(2.45)%	30.32%		5.26%		(3.48)%[3]		(5.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66%		1.45% [4]	1.26%	[4]	1.35%	[4]	1.42%	[4,5]	1.47% [4]
Total expenses after fees waived	1.66%		1.45% [4]	1.26%	[4]	1.34%	[4]	1.40%	[4,5]	1.46% [4]
Total expenses after fees waived and excluding interest expense, fees and
amortization of offering costs [6]	1.22%	[7]	1.14% [4]	1.02%	[4]	1.12%	[4]	1.10%	[4,5]	1.10% [4]
Net investment income	6.19%		7.22% [4]	6.92%	[4]	7.66%	[4]	6.77%	[4,5]	6.72% [4]
Dividends to AMPS Shareholders	—		0.15%	0.18%		1.09%		1.92%	[5]	2.01%
Net investment income to Common Shareholders	6.19%		7.07%	6.74%		6.57%		4.85%	[5]	4.71%

Supplemental Data
Net assets applicable applicable to Common
Shareholders, end of period (000)	$221,778		$186,127	$193,270		$175,610		$184,315		$197,014
AMPS outstanding at $25,000 liquidation
preference, end of period (000)	—		—	$59,475		$59,475		$90,825		$110,000
VRDP Shares outstanding at $100,000
liquidation value, end of period (000)	$59,400		$59,400	—		—		—		—
Portfolio turnover	34%		27%	41%		63%		22%		25%
Asset coverage per AMPS at $25,000
liquidation preference, end of period	—		—	$106,242		$98,819		$75,742		$69,790
Asset coverage per VRDP Shares at
$100,000 liquidation value, end of period	$473,363		$413,346	—		—		—		—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2012	37

Financial Highlights	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

								Period December 1, 2007 to July 31, 2008		Year Ended November 30, 2007

	Year Ended July 31,
	2012		2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$14.84		$15.24	$14.13		$14.36		$15.18		$15.90
Net investment income [1]	0.86		0.92	1.00		0.98		0.62		1.01
Net realized and unrealized gain (loss)	2.11		(0.41)	1.00		(0.34)		(0.79)		(0.74)
Dividends to AMPS Shareholders from net investment income	—		(0.03)	(0.04)		(0.15)		(0.18)		(0.29)
Net increase (decrease) from investment operations	2.97		0.48	1.96		0.49		(0.35)		(0.02)
Dividends to Common Shareholders from net investment income	(0.89)		(0.88)	(0.85)		(0.72)		(0.47)		(0.70)
Net asset value, end of period	$16.92		$14.84	$15.24		$14.13		$14.36		$15.18
Market price, end of period	$17.07		$13.53	$15.19		$13.49		$13.52		$13.66

Total Investment Return Applicable to Common Shareholders [2]
Based on net asset value	20.72%		3.55%	14.34%		4.50%		(2.17)%[3]		0.11%
Based on market price	33.59%		(5.28)%	19.38%		5.96%		2.35%[3]		(7.41)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%		1.26% [4]	1.01%	[4]	1.15%	[4]	1.22%	[4,5]	1.28% [4]
Total expenses after fees waived	1.60%		1.25% [4]	1.00%	[4]	1.14%	[4]	1.20%	[4,5]	1.27% [4]
Total expenses after fees waived and
excluding interest expense, fees and amortization of offering costs [6]	1.28%	[7]	1.14% [4]	0.98%	[4]	1.05%	[4]	1.13%	[4,5]	1.10% [4]
Net investment income	5.41%		6.26% [4]	6.71%	[4]	7.21%	[4]	6.27%	[4,5]	6.56% [4]
Dividends to AMPS Shareholders	—		0.23%	0.30%		1.12%		1.85%	[5]	1.85%
Net investment income to Common Shareholders	5.41%		6.03%	6.41%		6.09%		4.42%	[5]	4.71%

Supplemental Data
Net assets applicable to Common
Shareholders, end of period (000)	$240,759		$211,121	$216,433		$200,740		$204,022		$215,585
AMPS outstanding at $25,000 liquidation
preference, end of period (000)	—		—	$102,200		$102,200		$104,725		$119,000
VRDP Shares outstanding at $100,000
liquidation value, end of period (000)	$102,200		$102,200	—		—		—		—
Portfolio turnover	23%		18%	15%		21%		11%		18%
Asset coverage per AMPS at $25,000
liquidation preference, end of period	—		—	$77,946		$74,107		$73,709		$70,305
Asset coverage per VRDP Shares at
$100,000 liquidation value, end of period	$335,577		$306,576	—		—		—		—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) (collectively, the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. MNE, MZA, MYC and MYJ are organized as Maryland corporations. MYF is organized as a Massachusetts business trust. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Board of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a

ANNUAL REPORT	JULY 31, 2012	39

Notes to Financial Statements (continued)

corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended July 31, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, in exchange for TOB trust certificates. The Funds typically invest the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Funds’ Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the short-term floating rate certificates as reported in the Funds’ Statements of Assets and Liabilities as TOB trust certificates approximates its fair value. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MNE	$12,457,742	$6,208,399	0.16% – 0.23%
MZA	$7,649,984	$3,330,000	0.15% – 0.16%
MYC	$248,033,552	$116,855,901	0.13% – 0.37%
MYF	$173,739,279	$86,373,943	0.13% – 0.33%
MYJ	$51,790,390	$26,812,696	0.13% – 0.33%

For the year ended July 31, 2012, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MNE	$3,308,471	0.73%
MZA	$3,285,820	0.69%
MYC	$117,337,390	0.69%
MYF	$72,913,404	0.75%
MYJ	$19,022,861	0.68%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

40	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Funds incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the term of the initial liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

ANNUAL REPORT	JULY 31, 2012	41

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2012
Net Realized Loss

	MNE	MZA	MYC	MYF	MYJ
Interest rate contracts:
Financial futures contracts	$(307,086)	$(331,756)	$(1,206,118)	$(1,428,904)	$(1,315,828)
Net Change in Unrealized Appreciation/Depreciation on
		MNE	MZA	MYF	MYJ
Interest rate contracts:
Financial futures contracts		$61,601	$92,401	$277,202	$197,122

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:
	MNE	MZA	MYC	MYF	MYJ
Financial future contracts:
Average number of contracts sold	24	11	60	71	80
Average notional value of contracts sold	$3,141,531	$1,488,086	$7,936,563	$9,391,414	$10,581,875

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MNE	0.55%
MZA	0.50%
MYC	0.50%
MYF	0.50%
MYJ	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds.

However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
MNE	$31,797,058	$25,461,973
MZA	$26,730,755	$26,962,420
MYC	$273,006,412	$262,374,902
MYF	$129,108,394	$113,156,816
MYJ	$100,432,735	$76,737,444

42	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to amortization methods on fixed income securities and non-deductible expenses were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital	$(43,110)	$(81,344)	$(219,109)	$(125,385)	$(192,634)
Undistributed net investment income	$(144,676)	$123,564	$219,109	$112,680	$110,774
Accumulated net realized loss	$187,786	$(42,220)	—	$12,705	$81,860

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income	7/31/12	$3,263,872	$3,952,445	$20,582,409	$12,970,647	$12,871,675
	7/31/11	3,491,512	4,068,531	20,524,519	12,828,458	12,957,207
Ordinary income	7/31/12	—	—	—	—	201,855
	7/31/11	—	—	—	—	93,835
Total	7/31/12	$3,263,872	$3,952,445	$20,582,409	$12,970,647	$13,073,530
	7/31/11	$3,491,512	$4,068,531	$20,524,519	$12,828,458	$13,051,042

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

		MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income		$846,920	$900,265	$5,049,437	$3,410,105	$4,161,294
Undistributed ordinary income		2,002	2,089	—	697	64,566
Undistributed long-term capital gains		—	—	—	—	211,522
Capital loss carryforwards		(1,599,827)	(1,141,301)	(2,301,093)	(10,033,770)	—
Net unrealized gains [1]		8,322,663	8,738,582	57,231,266	38,993,660	31,674,695
Total		$7,571,758	$8,499,635	$59,979,610	$32,370,692	$36,112,077

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

As of July 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MNE	MZA	MYC	MYF
2016	$258,280	$202,561	—	$149,142
2017	501,235	—	—	—
2018	840,312	870,092	$2,301,093	9,884,628
2019	—	68,648	—	—
Total	$1,599,827	$1,141,301	$2,301,093	$10,033,770

During the year ended July 31, 2012, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MNE	$479,246
MZA	$115,922
MYC	$2,562,261
MYF	$1,929,227
MYJ	$1,223,654

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost	$88,938,949	$96,978,171	$409,602,919	$238,355,779	$308,853,954
Gross unrealized appreciation	$8,777,254	$8,968,126	$57,421,129	$40,052,418	$33,280,608
Gross unrealized depreciation	(454,591)	(228,070)	(189,862)	(1,054,397)	(1,600,789)
Net unrealized appreciation	$8,322,663	$8,740,056	$57,231,267	$38,998,021	$31,679,819

ANNUAL REPORT	JULY 31, 2012	43

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

MNE, MZA, MYC and MYJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2012, MZA and MYC invested a significant portion of their assets in securities in the county/city/special district/school district sector. MZA also invested a significant portion of its assets in securities in the state sector. MYF invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors. MYJ invested a significant portion of its assets in securities in the state sector. Changes in economic conditions affecting the county/city/special district/school district, state and transportation sectors would have a greater impact on the Funds, and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares (unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares, par value $0.05 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2012	Year Ended July 31, 2011
MZA	4,161	3,936
MYF	25,531	19,835
MYJ	6,882	18,587

Shares issued and outstanding remained constant for MNE and MYC for the years ended July 31, 2012 and July 31, 2011.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful

44	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (continued)

remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares as of the year ended July 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	9/15/11	296	$ 29,600,000	10/01/41
MZA	5/19/11	373	$ 37,300,000	6/01/41
MYC	5/19/11	1,059	$105,900,000	6/01/41
MYF	5/19/11	594	$ 59,400,000	6/01/41
MYJ	4/21/11	1,022	$102,200,000	5/01/41

The VRDP Funds entered into a fee agreement with a liquidity provider that required a per annum liquidity fee to be paid to the liquidity providers. The fee agreement for MZA, MYC, MYF and MYJ also required an initial commitment fee. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreements between MZA, MYC, MYF and MYJ and the liquidity provider are for a 364-day term and are scheduled to expire, unless renewed or terminated in advance, as follows:

Date
MZA	5/14/13
MYC	5/14/13
MYF	5/14/13
MYJ	4/16/13

The fee agreement between MNE and the liquidity provider is for a 364-day term and is scheduled to expire on September 15, 2012. As of July 31, 2012, the fee agreement was extended with the liquidity provider for an additional six months, which is scheduled to expire on March 15, 2013, unless terminated in advance.

In the event the fee agreements are not renewed or are terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VRDP Shares were assigned a long-term rating from Moody’s under its new methodology as follows:

Rating
MNE	Aa2
MZA	Aa2
MYC	Aa2
MYF	Aa1
MYJ	Aa2

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2012, the short-term ratings of MNE’s liquidity provider and VRDP Shares were P-2/F-1 and P-2/ F-1 as rated by Moody’s, Fitch and/or S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

ANNUAL REPORT	JULY 31, 2012	45

Notes to Financial Statements (continued)

On June 21, 2012, MZA, MYC, MYF and MYJ announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MZA, MYC, MYF and MYJ are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MZA, MYC, MYF and MYJ will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MZA, MYC, MYF and MYJ redeem their VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares have successfully remarketed since issuance.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2012 were as follows:

Rate
MNE[1]	0.33%
MZA	0.39%
MYC	0.37%
MYF	0.39%
MYJ	0.39%

[1]	Period September 15, 2011 through July 31, 2012

VRDP Shares for MZA, MYC, MYF and MYJ issued and outstanding remained constant for the year ended July 31, 2012.

AMPS

The AMPS are redeemable at the option of MNE, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the Fund’s Articles Supplementary/Certificate of Designation (the “Governing Instrument”) are not satisfied.

Dividends on seven-day AMPS are cumulative at a rate, which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, MNE is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for the Fund for the period were as follows:

	Series	Low	High	Average
MNE	F1	1.26%	1.38%	1.32%

[1]	The maximum applicable rate on this series of AMPS is the higher of 110% plus or time (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of MNE failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 1.26% to 1.38% during the year ended July 31, 2012. A failed auction is not an event of default for MNE but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. A successful auction for the Fund’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

MNE paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended July 31, 2012, MNE announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MNE	F	10/03/11	1,185	$29,625,000

AMPS issued and outstanding remained constant during the year ended July 31, 2011 for MNE.

MNE financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $29,600,000 and the cash received from TOB transactions.

46	ANNUAL REPORT	JULY 31, 2012

Notes to Financial Statements (concluded)

During the year ended July 31, 2011, certain Funds announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MZA	A	6/09/11	499	$12,475,000
	B	6/14/11	668	$16,700,000
	C	6/06/11	385	$ 9,625,000
MYC	A	6/09/11	1,453	$36,325,000
	B	6/02/11	1,453	$36,325,000
	C	6/30/11	484	$12,100,000
	D	6/07/11	848	$21,200,000
MYF	A	6/02/11	1,189	$29,725,000
	B	6/10/11	865	$21,625,000
	C	6/08/11	325	$ 8,125,000
MYJ	A	4/25/11	2,061	$51,525,000
	B	4/25/11	1,288	$32,200,000
	C	4/25/11	739	$18,475,000

MZA, MYC, MYF and MYJ financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares and the cash received from TOB transactions.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 4, 2012 to Common Shareholders of record on August 15, 2012 as follows:

Common Dividend Per Share
MNE	$0.0625
MZA	$0.0695
MYC	$0.0790
MYF	$0.0790
MYJ	$0.0740

Additionally, the Funds declared a net investment income dividend on September 4, 2012 payable to Common Shareholders of record on September 14, 2012 for the same amounts noted above.

The dividends declared on VRDP Shares for the period August 1, 2012 to August 31, 2012 were as follows:

Dividends Declared
MNE	$ 9,058
MZA	$ 37,789
MYC	$107,289
MYF	$ 60,179
MYJ	$103,540

ANNUAL REPORT	JULY 31, 2012	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield Investment Fund and to the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of cash flows for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc., as of July 31, 2012, the results of their operations for the year then ended, the cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 26, 2012

Important Tax Information (Unaudited)

All of the distributions paid by the Funds during the fiscal year ended July 31, 2012 qualify as tax-exempt interest dividends for federal income tax purposes except for the following:

MYJ	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.013674
VRDP Preferred Shareholders	1/03/12	$2.040117

[1]	Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
48	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc., (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, where applicable, a customized peer group selected by BlackRock (collectively,

ANNUAL REPORT	JULY 31, 2012	49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

“Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

50	ANNUAL REPORT	JULY 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of MNE noted that, in general, MNE performed better than its Peers in that MNE’s performance was at or above the median of its Lipper Performance Universe Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MNE’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of MNE noted that MNE’s investment performance as compared to its Lipper Performance Universe Composite provided a more meaningful comparison of MNE’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MYJ noted that, in general, MYJ performed better than its Peers in that MYJ’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MYJ’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of MYJ noted that MYJ’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MYJ’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MZA noted that, in general, MZA performed better than its Peers in that MZA’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MZA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of MZA noted that MZA’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MZA’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MYC noted that MYC performed below the median of its Customized Lipper Peer Group Composite in the one- and three-year periods reported, but that MYC performed at or above the median of its Customized Lipper Peer Group Composite in the five-year period reported. Based on its discussions with BlackRock and the Board’s review of MYC’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of MYC noted that MYC’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MYC’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of MYC and BlackRock reviewed and discussed the reasons for MYC’s underperformance during the one- and three-year periods compared with its Peers. MYC’s Board was informed that, among other things, MYC’s underperformance for the one- and three-year periods mainly stems from a below market dividend distribution rate. The relatively high degree of credit quality in MYC is additive to performance during episodes of credit concern, but at times when spreads are tightening, MYC is put in a defensive posture with respect to credit. A more defensive credit stance hindered MYC’s ability to generate a higher income accrual compared to portfolios that take more credit risk (lower rated credits generally deliver higher yields). By prospectus limitation, MYC is prohibited from investing in non-investment grade paper.

MYC’s Board and BlackRock discussed BlackRock’s strategy for improving MYC’s performance and BlackRock’s commitment to providing the resources necessary to assist MYC’s portfolio managers and to improve the MYC ‘s performance.

The Board of MYF noted that MYF performed below the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, but that MYF performed at or above the median of its Customized Lipper Peer Group Composite in the one-year period reported. Based on its discussions with BlackRock and the Board’s review of MYF’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MYF’s Board noted that MYF’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MYF’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of MYF and BlackRock reviewed and discussed the reasons for MYF’s underperformance during the three- and five-year periods compared with its Peers. Prior to 2008, MYF had a non-fundamental investment policy of investing substantially all of its total assets in Florida municipal bonds. Although due to the repeal of the Florida Intangibles Personal Property Tax, this investment policy was amended in 2008 to allow MYF the flexibility to invest in municipal obligations regardless of geographic location. MYF’s Board was informed that, among other things, the task of reallocating roughly 90% of MYFs’ holdings in order to reflect a general market profile became all the more challenging amidst poor liquidity and a significant widening of credit spreads. In terms of the portion of MYF’s portfolio that continues to be invested in Florida municipal bonds, Florida paper suffered disproportionately as traditional sources of demand dried up after the elimination of the state’s intangible tax. While performance with respect to MYF’s total return has improved on a year-to-date basis, its distribution yield ranking remains challenged.

MYF’s Board and BlackRock discussed BlackRock’s strategy for improving MYF’s performance and BlackRock’s commitment to providing the resources necessary to assist MYF’s portfolio managers and to improve MYF’s performance, in part through the repositioning of MYF’s portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that

ANNUAL REPORT	JULY 31, 2012	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of MNE, MZA, MYC, MYF and MYJ noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	ANNUAL REPORT	JULY 31, 2012

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services LLC for MZA, MYC, MYF and MYJ and Computershare Trust Company, N.A. for MNE (the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Shareowner Services LLC, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MZA, MYC, MYF and MYJ. For shareholders of MNE, contact Computershare Trust Company, N.A., through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	JULY 31, 2012	53

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors [1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	98 RICS consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Director Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing) Bellsouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)

54	ANNUAL REPORT	JULY 31, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors [1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	98 RICs consisting of 94 Portfolios	ADP (data and information services) KKR Financial Corporation (finance) Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	98 RICs consisting of 94 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors [3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of US Mutual Funds since 2011; Chair of the US Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock, from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None
[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	JULY 31, 2012	55

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007, Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Boards.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Transfer Agent	VRDP Tender and	VRDP Liquidity Providers	Independent Registered
BlackRock Advisors, LLC	Common Shares	Paying Agent	Morgan Stanley Bank N.A.[3]	Public Accounting Firm
Wilmington, DE 19809	Computershare Trust	The Bank of New York Mellon	New York, NY 10056	Deloitte & Touche LLP
	Company, N.A.	New York, NY 10289	Citibank, N.A.[4]	Boston, MA 02116
	Canton, MA 02021		New York, NY 10179

Sub-Advisor	Custodians	VRDP Remarketing Agents	Accounting Agent	Legal Counsel
BlackRock Investment	State Street Bank	Morgan Stanley & Co. LLC[3]	State Street Bank and	Skadden, Arps, Slate,
Management, LLC	and Trust Company[3]	New York, NY 10056	Trust Company	Meagher & Flom LLP
Princeton, NJ 08540	Boston, MA 02110	Citigroup Global Markets Inc.[4]	Boston, MA 02110	New York, NY 10036
	The Bank of New York Mellon[4]	New York, NY 10179
	New York, NY 10286			Address of the Funds
100 Bellevue Parkway
[3] For MNE.				Wilmington, DE 19809
[4] For MZA, MYC, MYF and MYJ.

Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.
Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

56	ANNUAL REPORT	JULY 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund.

There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,858,109	234,626	0	3,858,109	234,626	0	3,858,109	234,626	0
MZA	4,207,201	106,179	0	4,206,285	107,095	0	4,205,166	108,215	0
MYC	20,188,740	477,698	0	20,160,654	505,784	0	20,239,330	427,108	0
MYF	12,739,059	235,141	0	12,738,109	236,091	0	12,738,565	235,635	0
MYJ	13,622,227	213,772	0	13,627,044	208,955	0	13,624,465	211,534	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MNE	296	0	0	3,858,109	234,626	0	3,858,109	234,626	0
MZA	311	62	0	4,176,551	136,830	0	4,179,228	134,153	0
MYC	1,059	0	0	20,175,984	490,454	0	20,133,640	532,798	0
MYF	534	60	0	12,722,150	252,050	0	12,727,559	246,641	0
MYJ	822	200	0	13,621,113	214,886	0	13,623,775	212,224	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MNE	3,858,109	234,626	0	3,858,109	234,626	0	3,858,109	234,626	0
MZA	4,205,166	108,215	0	4,179,228	134,153	0	4,206,082	107,299	0
MYC	20,188,205	478,233	0	20,177,627	488,811	0	20,218,241	448,197	0
MYF	12,738,109	236,091	0	12,727,596	246,604	0	12,728,351	245,849	0
MYJ	13,627,131	208,868	0	13,625,695	210,304	0	13,616,994	219,005	0

	W. Carl Kester [1]			Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MNE	296	0	0	3,858,109	234,626	0
MZA	311	62	0	4,203,608	109,772	0
MYC	1,059	0	0	20,239,071	427,367	0
MYF	534	60	0	12,732,596	241,604	0
MYJ	822	200	0	13,621,408	214,591	0

1 Voted on by holders of Preferred Shares only.

ANNUAL REPORT	JULY 31, 2012	57

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

58	ANNUAL REPORT	JULY 31, 2012

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2012	59

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MY5-7/12-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Arizona Fund, Inc.	$27,200	$27,200	$0	$1,000	$8,300	$7,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Arizona Fund, Inc.	$8,300	$8,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

4

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2012.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 1999, 2006 and 2006, respectively.
Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

5

(a)(2)	As of July 31, 2012:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	10	0	0	0	0	0
	$5.01 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$24.74 Billion	$0	$0	$0	$0	$0
Walter O’Connor	62	0	0	0	0	0
	$24.74 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to

6

allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the funds and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.
Michael Kalinoski	A combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash

7

awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Jaeckel, Kalinoski and O’Connor are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2012.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None
8

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

9

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Arizona Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 3, 2012

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